                                                                   EXHIBIT 10.11




                              INDENTURE OF TRUST

                          Dated as of August 1, 1998

                 ATHERTON FRANCHISEE LOAN FUNDING 1998-A LLC,
                                   as Issuer


                                      and


                            BANKERS TRUST COMPANY,
                             as Indenture Trustee

                               TABLE OF CONTENTS
                               -----------------

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                                   ARTICLE I

                          DEFINITIONS AND ASSUMPTIONS

Section 1.1.   Definitions.....................................................  3
Section 1.2.   Construction....................................................  3

                                  ARTICLE II

                                   THE NOTES

Section 2.1.   Authorization of Notes: Notes to Constitute Full
                 Recourse Obligations..........................................  4
Section 2.2.   Forms of Notes..................................................  5
Section 2.3.   Authorized Principal Amount.....................................  5
Section 2.4.   Date of Notes; Denominations....................................  5
Section 2.5.   Execution, Authentication, and Delivery.........................  6
Section 2.6.   Transfer and Registry; Exchange; Negotiability..................  6
Section 2.7.   Regulations With Respect to Exchanges and Transfers............. 10
Section 2.8.   Mutilated, Destroyed, Stolen or Lost Notes...................... 10
Section 2.9.   Medium of Payment; Payment of Interest; Payment of Principal.... 11
Section 2.10.  Persons Deemed Noteholders...................................... 12
Section 2.11.  Cancellation.................................................... 13
Section 2.12.  Access to List of Noteholders' Names and Addresses.............. 13
Section 2.13.  Acts of Noteholders............................................. 13
Section 2.14.  Certain Tax Matters............................................. 14

                                  ARTICLE III

                               ISSUANCE OF NOTES

Section 3.1.   Conditions to Authentication and Delivery of Notes
                 on the Closing Date........................................... 14
Section 3.2.   Transfer of Indenture Trust Estate.............................. 16

                                  ARTICLE IV

                            COVENANTS OF THE ISSUER

Section 4.1.   Payment of Principal, Interest and Loan Yield
                 Maintenance Amount............................................ 16
Section 4.2.   Maintenance of Existence........................................ 16
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Section 4.3.   Protection of Indenture Trust Estate............................ 17
Section 4.4.   [Reserved]...................................................... 17
Section 4.5.   Books of Account................................................ 17
Section 4.6.   Performance of Obligations...................................... 18
Section 4.7.   Negative Covenants.............................................. 18
Section 4.8.   Availability of Information..................................... 19
Section 4.9.   Protection of Security; Power to Issue Notes and Grant
                 Indenture Trust Estate; Indenture to Constitute Contract...... 20
Section 4.10.  Annual Statement as to Compliance............................... 24
Section 4.11.  Maintenance of Offices or Agency................................ 24
Section 4.12.  Further Assurances.............................................. 25
Section 4.13.  Money for Payments to Be Held in Trust.......................... 25

                                   ARTICLE V

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 5.1.   Collection of Money............................................. 25
Section 5.2.   Distribution Account............................................ 25
Section 5.3.   Reserve Account................................................. 28
Section 5.4.   Investment of Funds............................................. 28
Section 5.5.   Repayment to the Issuer from the Accounts....................... 28
Section 5.6.   Reports to the Noteholders...................................... 29
Section 5.7.   Write-Down Amounts.............................................. 29
Section 5.8.   Optional Redemption............................................. 29

                                  ARTICLE VI

                                  [RESERVED]


                                  ARTICLE VII

                        EVENTS OF DEFAULT AND REMEDIES

Section 7.1.   Events of Default............................................... 30
Section 7.2.   Acceleration of Maturity........................................ 31
Section 7.3.   Enforcement of Remedies......................................... 32
Section 7.4.   Application of Money Collected Upon Acceleration................ 34
Section 7.5.   Unconditional Rights of Noteholders to Receive Principal
                 and Interest.................................................. 34
Section 7.6.   Restoration of Rights and Remedies.............................. 34
Section 7.7.   Rights and Remedies Cumulative.................................. 35
Section 7.8.   Delay or Omission not to Constitute a Waiver.................... 35
Section 7.9.   Control By Majority-In-Interest................................. 35
Section 7.10.  Waiver of Past Events of Default................................ 36
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Section 7.11.  Undertaking for Costs........................................... 36
Section 7.12.  Issuer Waiver of Stay or Extension Laws......................... 36
Section 7.13.  Sale of Indenture Trust Estate.................................. 37
Section 7.14.  Action on Notes................................................. 37

                                 ARTICLE VIII

                      RELEASE, SATISFACTION AND DISCHARGE

Section 8.1.   Satisfaction and Discharge of Indenture......................... 38
Section 8.2.   Application of Trust Money...................................... 38
Section 8.3.   Release of Indenture Trust Estate............................... 38

                                  ARTICLE IX

                             THE INDENTURE TRUSTEE

Section 9.1.   Certain Duties and Responsibilities............................. 39
Section 9.2.   Notice of Events of Default..................................... 41
Section 9.3.   Certain Rights of the Indenture Trustee......................... 41
Section 9.4.   Not Responsible for Recitals or Issuance of Notes............... 43
Section 9.5.   May Hold Notes.................................................. 43
Section 9.6.   Money Held in Trust............................................. 44
Section 9.7.   Compensation and Reimbursement.................................. 44
Section 9.8.   Indenture Trustee Eligibility................................... 45
Section 9.9.   Resignation and Removal; Appointment of Successor............... 46
Section 9.10.  Acceptance of Appointment by Successor.......................... 47
Section 9.11.  Merger, Conversion, Consolidation or Succession to Business
                 of Indenture Trustee.......................................... 48
Section 9.12.  Co-trustees and Separate Indenture Trustees..................... 48
Section 9.13.  Streit Act...................................................... 49
Section 9.14.  Tax Reporting................................................... 50

                                   ARTICLE X

                                  AMENDMENTS

Section 10.1.  Amendments Without Consent of Noteholders....................... 50
Section 10.2.  Amendments with Consent of Noteholders and Third Parties........ 51
Section 10.3.  Execution of Amendments......................................... 52
Section 10.4.  Effect of Amendment............................................. 52
Section 10.5.  Reference in Notes to Amendments................................ 53
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                                      iii
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                                  ARTICLE XI

                                 MISCELLANEOUS

Section 11.1.  Compliance Certificates......................................... 53
Section 11.2.  Form of Documents Delivered to Indenture Trustee................ 54
Section 11.3.  Notices, Etc. to Parties........................................ 55
Section 11.4.  Notices and Information to Noteholders; Waiver.................. 56
Section 11.5.  Effect of Headings and Table of Contents........................ 56
Section 11.6.  Successors and Assigns.......................................... 56
Section 11.7.  Severability.................................................... 56
Section 11.8.  Legal Holidays.................................................. 56
Section 11.9.  Recording of Indenture.......................................... 57
Section 11.10. Limited Obligations............................................. 57
Section 11.11. Governing Law................................................... 57
Section 11.12. Counterparts.................................................... 57


EXHIBITS

EXHIBIT A-1   -   Form of Class A-1 Note
EXHIBIT A-2   -   Form of Class A-2 Note
EXHIBIT A-3   -   Form of Class A-X Note
EXHIBIT A-4   -   Form of Class B Note
EXHIBIT A-5   -   Form of Class C Note
EXHIBIT A-6   -   Form of Class D Note
EXHIBIT A-7   -   Form of Class E Note
EXHIBIT A-8   -   Form of Class F Note
EXHIBIT B     -   Form of Authentication Order
EXHIBIT C     -   Form of Confidentiality Agreement
EXHIBIT D     -   Form of Transferee Certificate

          INDENTURE OF TRUST (herein, as amended or supplemented from time to time as permitted hereby, this or the "INDENTURE"), dated as of August 1, 1998, by and between ATHERTON FRANCHISEE LOAN FUNDING 1998-A LLC, a limited liability company organized under the laws of the State of Delaware (the "ISSUER"), and BANKERS TRUST COMPANY, a New York banking corporation, as trustee (together with its permitted successors in the trusts hereunder, the "INDENTURE TRUSTEE").

                             W I T N E S S E T H:
                             - - - - - - - - - --

          WHEREAS, on the Closing Date (as such term and such other capitalized terms used herein and not otherwise defined are defined in Appendix A hereof), the Issuer proposes to issue its Atherton Franchisee Loan Notes, Series 1998-A, pursuant to this Indenture;

          WHEREAS, as security for the Notes, the Issuer proposes to pledge and assign the Indenture Trust Estate;

          WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance, payment, administration and securing of the Notes for the benefit of the Holders thereof;

          WHEREAS, the Issuer and the Indenture Trustee agree that the Indenture Trustee be appointed under this Indenture and be charged with and accept the trusts and duties set forth in this Indenture in connection with the issuance, payment, administration and securing of the Notes under this Indenture for the benefit of the Holders of the Notes;

          WHEREAS, the Indenture Trustee has duly authorized the execution and delivery of this Indenture and is duly authorized to accept the trusts and to perform its obligations under this Indenture;

          WHEREAS, all things necessary to make this Indenture a valid agreement of the Issuer and the Indenture Trustee in accordance with its terms have been done; and

          WHEREAS, all things necessary to make the Notes, when executed and delivered by the Issuer and authenticated by the Indenture Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Issuer according to the import thereof, have been done and performed.

                                GRANTING CLAUSE

          NOW, THEREFORE, in order to secure the payment of the principal of, interest on, Loan Yield Maintenance Amounts, if any, and all other amounts payable with respect to the Notes to be issued pursuant to this Indenture, and in order to secure the performance and observance of all the covenants and conditions contained herein and in such Notes, and in order to declare the terms and conditions upon which the Notes are executed, authenticated, issued, delivered, secured and accepted by all Persons who shall from time to time be or become Holders thereof, and for and in consideration of the mutual covenants contained herein, of acceptance by the Indenture Trustee of the trusts hereby created, and of the purchase and acceptance of the Notes by the Holders thereof, the Issuer has executed and delivered this Indenture and by these presents, the Issuer does hereby pledge, bargain, sell, warrant, alienate, remise, convey, assign, transfer, create and grant a lien upon and a security interest in and a right of set-off against (collectively, "GRANT") unto the Indenture Trustee, its successor or successors and its or their assigns forever, in trust and as collateral security for the benefit of the Holders of the Notes, the Issuer's entire right, title, interest and estate, whether now owned or hereafter acquired, in, to and under (i) the Certificate of Beneficial Ownership; (ii) the present and continuing exclusive right, power and authority to make claim for, collect, receive and make receipt for any of the sums, amounts, income, revenues, issues, profits and proceeds under, on account of or with respect to, the Certificate of Beneficial Ownership; (iii) all moneys and securities from time to time held by the Indenture Trustee in any Account created under the terms of this Indenture and all interest, profits, proceeds, or other income derived from such moneys and securities; (iv) the present and continuing exclusive right, power and authority to give and receive notices and other communications, to make waivers or other agreements in respect of, or to make claims for and demand performance on, under or pursuant to the Certificate of Beneficial Ownership, to bring actions and proceedings thereunder or for the enforcement thereof, and to exercise all remedies, powers, privileges and options and to do any and all things which the Issuer is or may become entitled to do under or in respect of the Certificate of Beneficial Ownership; and (v) all income, revenues, issues, products, revisions, substitutions, replacements, profit and proceeds of and from all of the foregoing (collectively, the "INDENTURE TRUST ESTATE").

          TO HAVE AND TO HOLD IN TRUST all and singular the Indenture Trust Estate whether now or hereafter acquired, unto the Indenture Trustee and its successor or successors and its or their assigns forever for the benefit of the Holders of the Notes, but:

          IN TRUST NEVERTHELESS, upon the terms, trusts and conditions hereinafter set forth for the equal and proportionate benefit, security and protection of all present and future Holders of the Notes without preference, privilege, priority or distinction as to the lien or otherwise of any of the Notes over any of the other Notes, except as otherwise may be provided in this Indenture (including, without limitation, Article V hereof), subject to the priority payment rights of the Holders of the Notes;

          PROVIDED, HOWEVER, that if the Issuer, its successors or assigns (i) shall pay, or cause to be paid, the principal of, interest on, and Loan Yield Maintenance Amounts, if any, payable with respect to the Notes due or to become due thereon, at the times and in the manner mentioned in the Notes, or shall provide, as permitted hereby, for the payment thereof, (ii) shall keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and (iii) shall pay or cause to be paid to the Indenture Trustee all sums of money due or to become due to it and any other fiduciary appointed hereunder in accordance with the terms and provisions hereof, then upon the final payment thereof this Indenture, all rights of the Holders of the Notes under this Indenture and the rights hereby granted for the benefit thereof shall cease, terminate and be void; otherwise this Indenture shall be and remain in full force and effect.

          The Indenture Trustee, for itself and its successors and assigns, hereby declares that it shall hold all the estate, right, title and interest in any property received by it under this Indenture, including, without limitation, the Indenture Trust Estate, in trust for the benefit of all present and future Holders of the Notes, subject to the terms of this Indenture. The Indenture Trustee acknowledges the Grant of the Indenture Trust Estate hereunder, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform fully the duties herein required of it to the end that the interests of the Holders of the Notes may be adequately and effectively protected in accordance with the provisions of this Indenture.

          THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Notes issued and secured hereunder are to be issued, authenticated and delivered and all said property, rights and interests and other amounts hereby assigned and pledged, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant with the Indenture Trustee and with the respective Holders of the Notes, as follows:

                                   ARTICLE I

                          DEFINITIONS AND ASSUMPTIONS

          SECTION 1.1.    DEFINITIONS.  For all purposes of this Indenture,
                          -----------
except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in Appendix A hereto, which is hereby incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

          SECTION 1.2.    CONSTRUCTION.  In this Indenture, unless the context
                          ------------
otherwise requires:

          (a) The terms "hereby," "hereof," "hereto," "herein," "hereunder" and any similar terms, as used in this Indenture, refer to this Indenture, and the term "hereafter" shall mean after, and the term "heretofore" shall mean before, the date of the execution and delivery of this Indenture.

          (b) Words of the masculine gender shall mean and include correlative words of the feminine and neuter genders and words importing the singular number shall mean and include the plural number and vice versa.

          (c) Words importing persons shall include firms, associations, limited liability companies, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons.

          (d) Any headings preceding the texts of the several Articles and Sections of this Indenture, and any table of contents appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Indenture, nor shall they affect its meaning, construction or effect.

          (e) The term "related" when used with reference to a Payment Date and either an Accrual Period, Prepayment Period, Due Period or an Accounting Date shall mean the Accrual Period, Prepayment Period, Due Period or Accounting Date immediately preceding such Payment Date.

          (f) All references to any time of any date (e.g., 11:00 a.m.) shall refer to such time on such day in New York City, New York.

                                  ARTICLE II

                                   THE NOTES

          SECTION 2.1.    AUTHORIZATION OF NOTES:  NOTES TO CONSTITUTE FULL
                          -------------------------------------------------
RECOURSE OBLIGATIONS.
--------------------

          (a) The Notes issuable hereunder shall be issued as registered Notes, without coupons, in eight Classes authorized by the Issuer on the Closing Date. The Notes of all Classes shall be known and entitled generally as the "Atherton Franchisee Loan Notes, Series 1998-A." The Notes of each Class shall have such further particular designation as the Issuer may adopt for each Class, and each
Note issued hereunder shall bear upon the face thereof the designation so adopted for the Class to which it belongs. The Indenture Trustee is hereby authorized and directed to authenticate and deliver on the Closing Date eight Classes of Notes of the Issuer, which shall be designated "Atherton Franchisee Loan Notes, Series 1998-A, Class A-1," "Atherton Franchisee Loan Notes, Series 1998-A, Class A-2," "Atherton Franchisee Loan Notes, Series 1998-A, Class A-X," "Atherton Franchisee Loan Notes, Series 1998-A, Class B," "Atherton Franchisee Loan Notes, Series 1998-A, Class C," "Atherton Franchisee Loan Notes, Series 1998-A, Class D," "Atherton Franchisee Loan Notes, Series 1998-A, Class E," and "Atherton Franchisee Loan Notes, Series 1998-A, Class F," respectively.

          (b) The Notes shall constitute full recourse obligations of the Issuer. The Notes when issued shall not constitute direct or indirect indebtedness or obligations of, nor are they guaranteed by, the Indenture Trustee. The Indenture Trustee shall not be liable to the Holders of the Notes for the payment of the principal thereof, interest thereon, or Loan Yield Maintenance Amounts, if any, payable thereon or for any liability under this Indenture. Neither the Notes nor the Loans are insured by any governmental agency.

          SECTION 2.2.    FORMS OF NOTES.  The Notes and the Indenture Trustee's
                          --------------
certificate of authentication shall be in substantially the forms set forth in EXHIBIT A attached hereto, with necessary or appropriate variations, omissions and insertions, as permitted or required by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistent herewith, be determined by the Authorized Officers of the Issuer executing such Notes, as evidenced by their execution of such Notes. Definitive Notes, if any, shall be typewritten, photocopied, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers of the Issuer executing such Notes, as evidenced by their execution of such Notes.

          SECTION 2.3.    AUTHORIZED PRINCIPAL AMOUNT.  The Initial Aggregate
                          ---------------------------
Principal Amount of the Notes, other than the Class A-X Notes, that may be authenticated and delivered under this Indenture is $190,266,110 and the Initial Aggregate Notional Amount of the Class A-X Notes that may be authenticated and delivered under this Indenture is $201,339,779, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, Notes pursuant to Section 2.6, 2.7, 2.8 or 10.5 hereof. Except for such differences among the Class A-X Notes and the other Notes as are expressly provided for herein and differences to reflect the subordination of: the Class F Notes to all other Classes of Notes; the Class E Notes to the Class D Notes, the Class C Notes, the Class B Notes, and the Class A Notes; the Class D Notes to the Class C Notes, the Class B Notes and the Class A Notes; the Class C Notes to the Class B Notes and the Class A Notes; and the Class B Notes to the Class A Notes, all Notes Outstanding shall be identical in all respects other than the maturity thereof, the interest rate thereon and the denominations thereof. All Notes issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.

          SECTION 2.4.    DATE OF NOTES; DENOMINATIONS
                          ----------------------------

          (a) Notes which are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on the Closing Date shall be dated as of the Closing Date. All other Notes which are authenticated for any other purpose hereunder shall be dated the date of their authentication. The Notes, other than the Class A-X Notes, issued in fully registered, certificated form shall be issued in minimum denominations of $100,000, with respect to the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Notes and in integral multiples of $1,000 in excess thereof; provided, however, that one Note
                                                --------  -------
in each such Class of Notes may be issued in a different denomination. The Class A-X Notes issued in fully registered, certificated form shall be issued in minimum percentage interests of 10%.

          (b) Notes issued upon transfer, exchange or replacement of other Notes shall be issued in authorized denominations reflecting the Initial Aggregate Principal Amount or Initial Aggregate Notional Amount, as the case may be, of the Notes so transferred, exchanged or replaced, but shall represent only the then current Aggregate Outstanding Principal Amount or Outstanding Notional Amount, as the case may be, of the Notes so transferred, exchanged or replaced. In the event that any Note is divided into more than one Note in accordance with the provisions hereof, the principal amount or notional amount, as the case may be, of such Note shall be proportionately divided among the Notes delivered in exchange therefor.

          SECTION 2.5.    EXECUTION, AUTHENTICATION, AND DELIVERY
                          ---------------------------------------

          (a) Each Note shall be executed on behalf of the Issuer with the manual or facsimile signature of an Authorized Officer of the Issuer.

          (b) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          (c) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication. Upon a written order from the Issuer in the form of EXHIBIT B hereto, the Indenture Trustee shall authenticate and deliver such Notes as provided in this Indenture and not otherwise. No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form of such Note set forth in EXHIBIT A hereto executed by the Indenture Trustee by the manual signature of an Authorized Officer of the Indenture Trustee, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          SECTION 2.6.    TRANSFER AND REGISTRY; EXCHANGE; NEGOTIABILITY
                          ----------------------------------------------

          (a) Notes of each Class will be represented initially by beneficial interests in a single global Note in definitive, fully registered form without coupons deposited with a custodian for, and registered in the name of, The Depository Trust Company ("DTC"). Beneficial interests in such global Note will trade in DTC's same-day funds settlement system. Beneficial interests in such global Note will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. Bankers Trust Company or its affiliate may serve as custodian for DTC. Beneficial owners of the global Note may obtain certificated Notes in exchange for their beneficial interests in the global Note upon request in accordance with DTC's and the Registrar's procedures. In addition, certificated Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in the global Note if (i) the Issuer notifies the Indenture Trustee in writing that DTC is unwilling or unable to act as a depositary for the global Note and the Issuer is unable to locate a qualified successor within 90 days or (ii) the Issuer, at its option, notifies the Indenture Trustee in writing that it elects to change the issuance of Notes in the form of certificated Notes under the Indenture. In addition, application may be made to have the Class E Notes and the Class F Notes designated as eligible for trading on The PORTAL Market of The Nasdaq Stock Market, Inc.

          (b) (i)   Each Note in registered and certificated form shall be
     transferable only upon the books of the Issuer (the "REGISTER"), which shall be kept for that purpose at the office of the Person acting as registrar of the Issuer (the "REGISTRAR"). The Indenture Trustee is hereby designated as the initial Registrar. Subject to the provisions of paragraph (c) of this Section 2.6, the transfers of any Note may be effected on the books of the Issuer by the Holder thereof in person or by its attorney duly authorized in writing, upon surrender thereof together with a written instrument of transfer satisfactory to the Registrar duly executed by the Holder or its duly authorized attorney. Upon the transfer of any such Note, the Issuer shall issue in the name of the transferee a new Note or Notes of the same aggregate principal or notional amount, Class, interest rate and maturity as the surrendered Note.

          (ii) At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations, and of a like aggregate principal or notional amount, Class, interest rate and maturity, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

          (iii) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          (iv) Every Note presented or surrendered for registration of transfer or exchanged shall (if so required by the Issuer or the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee duly executed, by the Holder thereof or its attorney duly authorized in writing.

          (v) Each Note shall bear a legend substantially to the following effect:


                    THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR

          ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO THE ISSUER, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, SUBJECT TO THE ISSUER'S, THE REGISTRAR'S AND THE INDENTURE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (B) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE REGISTRAR, AND THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. NEITHER THE ISSUER NOR THE INDENTURE TRUSTEE IS OBLIGATED TO REGISTER THE NOTES UNDER THE 1933 ACT OR ANY STATE SECURITIES OR BLUE SKY LAWS. TRANSFER OF THIS NOTE IS SUBJECT TO ADDITIONAL TRANSFER RESTRICTIONS CONTAINED IN SECTION
          2.6 OF THE INDENTURE.

          (c) No Note (or any interest therein) may be Transferred (including, without limitation, by pledge or hypothecation) except in accordance with the following additional restrictions:

          (i) No Transfer of a Note or any beneficial interest therein may be made to any Person unless such Transfer is (A) to the Issuer, (B) pursuant to an effective registration statement under the 1933 Act, (C) for so long as the Notes are eligible for resale pursuant to Rule 144A under the 1933 Act to a Person the transferor reasonably believes is a "qualified institutional buyer" as defined in Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the Transfer is being made in reliance on Rule 144A, or (D) pursuant to another available exemption from the registration requirements of the 1933 Act and any applicable state securities and blue sky laws or is made in accordance with said Act and state laws. The Holder of a Note desiring to effect a Transfer of a Note shall indemnify the Issuer, the Indenture Trustee, the Registrar, the Servicer, the Servicing Advisor, the Depositor and the Seller against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

          (ii) Once definitive Notes have been issued, the Notes may not be Transferred, directly or indirectly, to any Person unless (A) the transferee of the Note certifies in a certificate to the Issuer and the Indenture Trustee, in substantially the form set forth as EXHIBIT D hereto, that such Person is a Qualified Institutional Buyer as defined in Rule 144A under the 1933 Act or (B) the transferee delivers to the Indenture Trustee and the Issuer an Opinion of Counsel that such Transfer is permitted pursuant to clauses (i)(B) or (i)(D) above.

          (iii) No Note may be Transferred if, as a result of such Transfer, there would be registered record owners of Notes in denominations or percentage interests of less than the minimum denominations or percentage interests set forth in Section 2.4 hereto.

          (iv) Each Transferee of a Senior Note will be deemed to represent, warrant and covenant that (i) it is not a Plan or an entity whose underlying assets are Plan assets or (ii) it is an "insurance company general account" as such term is defined in ptce 95-60 and no assets of any Plan with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such Plan and all other such plans maintained by the same employer (and its affiliates as defined in Section V(a)(1) of ptce 95-60) or by the same employee organization exceeds or will exceed 10% of the total of all reserves and liabilities of such general account (determined in accordance with ptce 95-60, exclusive of separate account liabilities, plus any applicable surplus) or (iii) its purchase and holding of the Senior Note is otherwise covered by a Prohibited Transaction Class Exemption issued by the Department of Labor. Each Transferee of the Class A-X, Class E and Class F Notes will be deemed to represent, warrant and covenant that (i) no part of the funds being used to purchase such Notes constitutes assets of a Benefit Plan Investor or (ii) it is an "insurance company general account" as such term is defined in ptce 95-60 and (1) no assets of any Benefit Plan Investor with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such Benefit Plan Investor and all other such plans maintained by the same employer (and its affiliates as defined in Section V(a)(1) of ptce 95-
     60) or by the same employee organization exceeds or will exceed 10% of the total of all reserves and liabilities of such general account (determined in accordance with ptce 95-60, exclusive of separate account liabilities, plus any applicable surplus) and (2) the assets of such general account held with respect to all Benefit Plan Investors do not, and will not during the entire period that the purchaser or transferee holds such Notes, equal or exceed 25% of such reserves and liabilities.

          (v) None of the Notes may be Transferred to the Issuer or the Depositor.

          (vi) The Indenture Trustee may require an Opinion of Counsel to be delivered to it in connection with any Transfer of the Notes pursuant to clauses (i)(B) or (i) (D) above. All Opinions of Counsel required in connection with any Transfer shall be by counsel reasonably acceptable to the Indenture Trustee. None of the Issuer, the Registrar or the Indenture Trustee is obligated to register the Notes under the 1933 Act or any other securities law. Any Transfer in violation of the provisions of this
     Section 2.6 shall be void ab initio.

          SECTION 2.7.    REGULATIONS WITH RESPECT TO EXCHANGES AND TRANSFERS.
                          ---------------------------------------------------
In all cases in which the privilege of exchanging or transferring Notes is exercised, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver Notes in accordance with the provisions of this Indenture. For every such exchange or registration of transfer of Notes, whether temporary or definitive, the Issuer and the Indenture Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge required to be paid with respect to such exchange or registration of transfer. The Indenture Trustee shall not be required to exchange or register any such transfer of Notes without the receipt of full payment of all amounts referred to in the preceding sentence. Neither the Issuer nor the Indenture Trustee shall be required to register the transfer of or exchange Notes for a period beginning on the Record Date next preceding a Payment Date and ending on such Payment Date.

          SECTION 2.8.    MUTILATED, DESTROYED, STOLEN OR LOST NOTES
                          ------------------------------------------

          (a) In case any Note shall become mutilated or be destroyed, stolen or lost, the Issuer shall execute by its Authorized Officer, and thereupon the Indenture Trustee shall authenticate and deliver, a new Note or Notes of like aggregate principal or notional amount, Class, interest rate and maturity as the Note so mutilated, destroyed, stolen or lost, in exchange and substitution for such mutilated Note, upon surrender and cancellation of such mutilated Note or in lieu of and substitution for the Note destroyed, stolen or lost, upon (x) filing with the Indenture Trustee evidence satisfactory to the Issuer and the Indenture Trustee that such Note has been destroyed, stolen or lost and proof of ownership thereof, (y) furnishing the Issuer and Indenture Trustee with such security or indemnity as may be requested by either of them to save each of them harmless and (z) payment of any tax or governmental charge the Issuer and Indenture Trustee may incur. All Notes so surrendered to the Indenture Trustee shall be cancelled by it and destroyed in accordance with its customary practice. Any new Notes issued pursuant to this Section 2.8 in substitution for Notes alleged to be destroyed, stolen or lost shall constitute original additional contractual obligations on the part of the Issuer, whether or not the Notes so alleged to be destroyed, stolen or lost shall be found at any time, or be enforceable by anyone, and shall be equally secured by, and entitled to equal and proportionate benefits with all other Notes issued under the Indenture.

          (b) Notwithstanding the foregoing provisions of this Section 2.8, in the event any such Note shall have matured, and no default has occurred which is then continuing in the payment of the principal of, interest on, or Loan Yield Maintenance Amounts, if any, of the Notes, the Issuer may authorize the payment of such amounts (upon surrender thereof as provided in Section 2.9) instead of issuing a substitute Note; provided, that security or indemnification is
                           ---------
furnished as above provided in this Section 2.8.

          (c) The provisions of this Section 2.8 are exclusive and shall preclude (to the extent lawful) all of the rights and remedies with respect to the payment of mutilated, lost, stolen or destroyed Notes, including those granted by any law or statute now existing or hereafter enacted.

          SECTION 2.9.    MEDIUM OF PAYMENT; PAYMENT OF INTEREST; PAYMENT OF
                          --------------------------------------------------
PRINCIPAL
---------

          (a) The Notes shall be payable, with respect to interest, principal and Loan Yield Maintenance Amounts, if any, in lawful currency of the United States of America and shall be payable by check mailed by first class mail to the Person entitled thereto at such Person's address as it appears on the Register on the applicable Record Date except that payments to Holders having Notes having an Initial Aggregate Principal Amount of $500,000 or greater, or Holders of Class A-X Notes having percentage interests of 10% or greater, shall be made in immediately available funds or otherwise to an account at a banking institution in the United States; provided, that such Holder has provided its
                                  --------
wire transfer instructions to the Indenture Trustee no later than five Business Days prior to the relevant Payment Date.

          (b) Each Note shall bear interest at the applicable Note Rate on the Outstanding Principal Amount or Outstanding Notional Amount, as the case may be, thereof from and including the Cut-Off Date. Interest on each Class of Notes will be due on each Payment Date, commencing on September 15, 1998, in an amount equal to the interest accrued in the applicable Accrual Period at the related Note Rate on the Aggregate Outstanding Principal Amount or Aggregate Notional Amount, as the case may be, of such Class of Notes as of the Business Day immediately preceding such Payment Date. Interest on the Notes shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each. Interest on the Notes for the Accrual Period relating to a Payment Date is payable on each Payment Date from and after the Closing Date, until payment in full of the Aggregate Outstanding Principal Amount thereof (or reduction in full of the Aggregate Notional Amount thereof) shall have been made, whether at stated maturity or otherwise.

          (c)  (i)(i)    Payments of principal to be made on any Class of Notes
     will be allocated pro rata among the Notes of such Class based upon their respective Percentage Interests.

          (ii) No principal is payable in respect of the Class A-X Notes; payments in reduction of the Aggregate Outstanding Principal Amounts of the Notes, other than the Class A-X Notes, will proportionately reduce the Aggregate Notional Amount of the Class A-X Notes. All reductions in the Outstanding Principal Amount of a Note effected by payments of installments of principal of a Note made on any Payment Date shall be binding upon all future Holders of the Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The Notes are subject to redemption at the option of the Issuer prior to Maturity as set forth in Section 5.8 hereof.

          (iii) Whenever the entire remaining unpaid Outstanding Principal Amount of any Note shall become due and payable (or the Aggregate Notional Amount of any Note shall be reduced to zero) on the next Payment Date, the Indenture Trustee shall notify the Person in whose name such Note is registered as of the close of business on the Record Date prior to such Payment Date that such final installment is expected to be paid on such Payment Date. Such notice shall be given by the Indenture Trustee in the name and at the expense of the Issuer by first-class mail, postage prepaid, mailed no later than the Servicer's Report Date prior to such Payment Date. Such notice shall set forth the following information: the fact of such expectation of payment in full, restating the requirement set forth in this Indenture that such payment shall be payable only upon presentation of such Note (or in the case of mutilated, destroyed, lost or stolen Notes, a certificate to that effect and an indemnity as provided in Section 2.8 hereof) on or after the Payment Date therefor at the Trust Office of the Indenture Trustee for payment, the place where such Notes are to be surrendered for payment and that no interest shall accrue on such Notes for any period after the Accrual Period immediately preceding such Payment Date.

          (iv) The final installment of principal of, interest on, and Loan Yield Maintenance Amounts, if any, with respect to any Note made on any Payment Date shall be payable, subject to Section 2.8(b) hereof, only upon presentation of such Note (or in the case of mutilated, destroyed, lost or stolen Notes, a certificate to that effect and an indemnity as provided in
     Section 2.8 hereof) on or after the Payment Date therefor at the Trust Office of the Indenture Trustee for payment.

          SECTION 2.10.    PERSONS DEEMED NOTEHOLDERS.  The Issuer, the
                           --------------------------
Indenture Trustee, and the Registrar may deem and treat the Person in whose name any Note shall be registered upon the Register as the absolute owner of such Note, whether such Note shall be overdue or not, for the purpose of receiving payment of, or on account of, the principal of, interest on and Loan Yield Maintenance Amount, if any, with respect to such Note and for all other purposes, and all such payments so made to any such Holder or upon its order shall be valid and effective to satisfy and discharge the liability upon such Note to the extent of the sum or sums so paid, and none of the Issuer, the Indenture Trustee or the Registrar shall be affected by any notice to the contrary.

          SECTION 2.11.    CANCELLATION.  All Notes surrendered upon payment of
                           ------------
the final installment pursuant to Section 2.9(c) hereof after notation of payment or otherwise surrendered for registration of transfer or exchange shall be delivered to the Indenture Trustee and shall be promptly cancelled by it.
The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.11, except as expressly permitted by this Indenture. All cancelled Notes shall be delivered to the Indenture Trustee and shall be destroyed by the Indenture Trustee in accordance with any standard policy adopted by the Indenture Trustee.

          SECTION 2.12.    ACCESS TO LIST OF NOTEHOLDERS' NAMES AND ADDRESSES.
                           --------------------------------------------------
The Registrar will furnish or cause to be furnished to the Indenture Trustee, the Issuer or any Noteholder promptly after receipt by the Registrar of a request therefor from the Indenture Trustee, the Issuer or such Noteholder in writing, a list, in such form as the Indenture Trustee, the Issuer or such Noteholder may reasonably require, of the names and addresses of the Noteholders as of the most recent Record Date. Every Noteholder, by receiving and holding Notes, agrees with the Issuer, the Registrar and the Indenture Trustee that none of the Issuer, the Registrar or the Indenture Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders hereunder, regardless of the source from which such information was derived.

          SECTION 2.13.    ACTS OF NOTEHOLDERS
                           -------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where required, to the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Issuer if made in the manner provided in this Section 2.13.

          (b) The fact and date of the execution by any Noteholder of any such instrument or writing may be proven in any reasonable manner which the Indenture Trustee deems sufficient.

          (c)  The ownership of Notes shall be proven by the Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Noteholder shall bind every Holder of Notes issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Notes.

          (e) Any Notes held by Affiliates of the Issuer shall be disregarded for the purposes of calculating the Majority-in-Interest or any other Percentage Interest in respect of any act of the Noteholders.

          (f) The Indenture Trustee may require such additional proof of any matter referred to in this Section 2.13 as it shall deem necessary.

          SECTION 2.14.    CERTAIN TAX MATTERS.  The parties hereto agree that
                           -------------------
it is their mutual intent that, for all applicable tax purposes, the Notes shall constitute indebtedness. Further, each party hereto, and the Noteholders (by receiving and holding a Note), hereby covenants to every other party hereto and the Noteholders to treat the Notes as indebtedness for all applicable tax purposes in all tax filings, reports and returns and otherwise. All successors and assigns of the parties hereto shall be bound by the provisions hereof.

                                  ARTICLE III

                               ISSUANCE OF NOTES

          SECTION 3.1.    CONDITIONS TO AUTHENTICATION AND DELIVERY OF NOTES ON
                          -----------------------------------------------------
THE CLOSING DATE.  Following execution and delivery of this Indenture by the
----------------
Issuer and the Indenture Trustee on the Closing Date, the Notes shall be executed by the Authorized Officer of the Issuer and delivered to the Indenture Trustee for authentication and delivery together with the written order required pursuant to Section 2.5 hereof, and, thereupon, the Notes shall be authenticated. Following such authentication, the Indenture Trustee will deliver the Notes to be authenticated to the Noteholders upon receipt by the Indenture Trustee of the following:

          (a) A computer printout of the List of Loans relating to the Certificate of Beneficial Ownership, certified by an Authorized Officer of the Servicer;

          (b) A certificate from the Custodian, pursuant to Section 2.12(b) of the Servicing Agreement, stating that the Loan Files of the Loans relating to the Certificate of Beneficial Ownership are in the possession of the Custodian and the documents listed in clauses (i), (ii), (iii), (iv) and
     (vi) of the definition of "Loan File" are contained therein;

          (c) A copy of an officially certified document, dated not more than 30 days prior to the Closing Date (and, if available, confirmed on the Business Day prior to the Closing Date by telegram, telephone or other similar means), evidencing the due organization and good standing of the Issuer;

          (d) A certificate of an Authorized Officer of the Issuer dated as of the Closing Date, certifying to the Indenture Trustee that: (a) the Issuer is not in Default under the Indenture; (b) the issuance of such Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it or its property is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it or its property may be bound or may be subject; (c) the Issuer is the owner of the Certificate of Beneficial Ownership Granted to the Indenture Trustee; the Issuer has not assigned any interest or participation in the Certificate of Beneficial Ownership; and the Issuer has the right to Grant the Certificate of Beneficial Ownership to the Indenture Trustee; (d) the Issuer has Granted to the Indenture Trustee all of its right, title, and interest in the Certificate of Beneficial Ownership; (e) other than liens created under or pursuant to the Indenture, the Indenture Trust Estate is free and clear of any pledge, charge or encumbrance thereon or with respect thereto created by or through the Issuer, and all action on the part of the Issuer to that end has been duly and validly taken; and (f) all conditions precedent provided in the Indenture relating to the issuance, authentication and delivery of such Notes to be complied with by the Issuer have been complied with;

          (e)  A fully executed copy of each of the following agreements:

                    (i)    this Indenture;

                    (ii)   the Loan Sale and Purchase Agreement;

                    (iii)  the Certificate Purchase Agreement;

                    (iv)   the Pooling Agreement; and

                    (v)    the Servicing Agreement.

          (f) A certificate of an Authorized Officer of the Issuer, dated as of the date of authentication of such Notes, that the Issuer has filed or caused to be filed financing statements on Form UCC-1 in the appropriate filing offices executed by the Issuer, as debtor, and naming the Indenture Trustee as secured party, and identifying the Indenture Trust Estate as collateral;

          (g) Copies of resolutions of the Board of Directors of the sole member of the Issuer approving the execution, delivery and performance of the Basic Documents and the transactions contemplated thereby, certified by an officer of the sole member of the Issuer;

          (h) A copy of an officially certified document, dated not more than 30 days prior to the date of authentication of such Notes, evidencing the due organization and good standing of the Issuer in the State of its organization;

          (i)  The certified Certificate of Formation of the Issuer;

          (j) A copy of the Limited Liability Company Agreement of the Issuer, certified by an Authorized Officer of the Issuer;

          (k) A certificate of the Indenture Trustee, signed by an Authorized Officer of the Indenture Trustee, to the effect that no Authorized Officer of the Indenture Trustee has received written notice of any adverse security interest in the Indenture Trust Estate other than the lien of this Indenture; and

          (l) Evidence that each Class of Notes has received from each of the Rating Agencies the respective rating specified on the cover page of the Offering Circular.

          SECTION 3.2.    TRANSFER OF INDENTURE TRUST ESTATE.  On the Closing
                          ----------------------------------
Date, the Issuer shall deliver to the Indenture Trustee the Certificate of Beneficial Ownership to be held by the Indenture Trustee in safekeeping and make such filings under the Uniform Commercial Code as may be required to perfect the lien of the Indenture Trustee on the Indenture Trust Estate.

                                  ARTICLE IV

                            COVENANTS OF THE ISSUER

          SECTION 4.1.    PAYMENT OF PRINCIPAL, INTEREST AND LOAN YIELD
                          ---------------------------------------------
MAINTENANCE AMOUNT.  The Issuer shall duly and punctually pay the principal of,
------------------
interest on, and the Loan Yield Maintenance Amount, if any, with respect to the Notes in accordance with the terms of the Notes and this Indenture.

          SECTION 4.2.    MAINTENANCE OF EXISTENCE
                          ------------------------

          (a) Except as permitted by Section 4.2(c), the Issuer shall keep in full effect its existence, rights and franchises as a special purpose limited liability company under the laws of the State of its organization. The Issuer at all times shall hold itself out as being a special purpose limited liability company and an entity with an existence separate from that of the Seller, the Depositor, any Noteholder or any other Person, and shall keep books and records separate from those of the Seller, the Depositor, any Noteholder or any other Person.

          (b) Except as permitted by Section 4.2(c), the Issuer or any permitted successor hereunder will obtain and preserve its qualification in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Loan Sale and Purchase Agreement, the Certificate Purchase Agreement, the Servicing Agreement or any of the Loan Documents.

          (c) Any Person into which the Issuer hereunder may be merged or with which it may be consolidated on an involuntary basis, or any Person resulting from any such merger or consolidation to which the Issuer hereunder shall be a party, shall be the successor Issuer under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such successor Issuer may seek not to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding. Notification of any successor entity shall be given promptly to the Indenture Trustee in writing.

          SECTION 4.3.    PROTECTION OF INDENTURE TRUST ESTATE.  The Issuer will
                          ------------------------------------
from time to time execute and deliver or cause to be delivered all amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take all such other action as shall be necessary or advisable to:

          (i) Grant more effectively all or any portion of the Indenture Trust Estate to the Indenture Trustee;

          (ii) maintain or preserve the lien (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

          (iv) preserve and defend title to the Indenture Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Indenture Trust Estate against the claims of all Persons and parties; and

          (v) pay any and all taxes levied or assessed upon all or any part of the Indenture Trust Estate.

          SECTION 4.4.    [RESERVED.]

          SECTION 4.5.    BOOKS OF ACCOUNT.  The Issuer covenants that the books
                          ----------------
record and account of the Issuer shall at all times upon reasonable notice (but in no event more frequently than once per calendar month unless a Default has occurred) be subject to the inspection of the Indenture Trustee, holders of a Majority-in-Interest of the Notes and any of their respective agents and attorneys in accordance with the terms of this Indenture.

          SECTION 4.6.    PERFORMANCE OF OBLIGATIONS.  The Issuer shall
                          --------------------------
punctually perform and observe all of its obligations and agreements under the terms of this Indenture and the Notes. The Issuer will not take any action, and, subject to the provisions of the Servicing Agreement, will use its best efforts not to permit any action to be taken by others, which would release any Person's covenants or obligations under any instrument included in the Indenture Trust Estate, or which would result in the hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument, except as expressly provided in this Indenture or as contemplated by the Servicing Agreement or the Loan Documents.

          SECTION 4.7.    NEGATIVE COVENANTS.  Except as expressly permitted by
                          ------------------
any of its organizational documents, this Indenture or contemplated by the Servicing Agreement and the Loan Documents, the Issuer will not:

          (a) sell, Transfer, exchange or otherwise dispose of any of the Indenture Trust Estate;

          (b) claim any credit on or make any deduction from the principal, interest, or Loan Yield Maintenance Amount, if any, payable in respect of the Notes (other than amounts required to be withheld from such payments under the Code or any other applicable state or federal law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any of the Indenture Trust Estate;

          (c) engage in any business or activity or create, incur, assume, guarantee or in any manner become liable on any debt other than in connection with, or relating to, the issuance of the Notes pursuant to this Indenture;

          (d) amend the Certificate of Formation, the Limited Liability Company Agreement or any of its other organizational documents without the prior written consent of Holders of a Majority-in-Interest of the Notes and written confirmation from each Rating Agency that the rating assigned to the Notes will not be lowered or removed as a result of such amendment, or take any actions which would jeopardize its status as a special purpose limited liability company;

          (e)  dissolve or liquidate in whole or in part;

          (f) consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person unless, subject to the prior written consent of the Holders of a Majority-in-Interest of the Notes, the Person formed by such consolidation or into which the Issuer has been merged or the Person which acquires substantially all of the assets of the Issuer as an entirety is an organization organized under the laws of the United States of America or a State, can lawfully perform the obligations of the Issuer hereunder and executes and delivers to the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Indenture Trustee, which contains an assumption by such successor entity of the due and punctual performance and observance of each representation, warranty, covenant and obligation to be made, performed or observed by the Issuer under this Indenture; and unless such consolidation, merger, conveyance, transfer or lease does not result in a lowering or withdrawal of any rating which is then assigned to the Notes; or

          (g) (i)   permit the validity or effectiveness of this Indenture to be impaired or permit the lien of this Indenture with respect to the Indenture Trust Estate to be subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, the Loans or the Collateral, (ii) permit any lien, pledge, charge, adverse claim, security interest, mortgage or other encumbrance (other than liens created under or pursuant to this Indenture) to be created on or extend to or otherwise arise upon or burden the Indenture Trust Estate or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a perfected security interest in the Indenture Trust Estate.

          SECTION 4.8.    AVAILABILITY OF INFORMATION.  Upon request of any
                          ---------------------------
Noteholder to the Issuer, the Indenture Trustee or the Servicer in the manner set forth below, the Issuer or Indenture Trustee shall provide, or, with respect to items in the possession of the Servicer, the Issuer shall cause the Servicer to provide, such Noteholder or any such potential transferee of such Noteholder that is a "qualified institutional buyer" within the meaning of Rule 144A with such financial and other information required to permit compliance with the requirements of Rule 144A in connection with the resale by a Noteholder of any Notes. Such information shall include, without limitation, the Basic Documents and additional documents as follows:

          (a) All Servicer's Certificates delivered to the Indenture Trustee since the initial issuance of the Notes;

          (b) All officer's certificates and accountants' reports delivered or caused to be delivered annually by the Servicer or the Servicing Advisor to the Indenture Trustee since the initial issuance of the Notes; and

          (c) The most recent available compliance certificates, operating statements and financial statements of the related Borrowers collected by the Servicer.

The Indenture Trustee shall, to the extent it has in its possession (or shall make a written request to the Servicer to) make available, upon reasonable advance notice and at the expense of the requesting party, copies of the above items to any direct or beneficial Holder of Notes and to prospective transferees of Notes; provided, that the Indenture Trustee will require (x) in the case of a
          ---------
direct or beneficial Holder of Notes, a confidentiality agreement in the form of EXHIBIT C hereto executed by the requesting party generally to the effect that such party is a direct or beneficial Holder of Notes, as applicable, is requesting the information solely for use in evaluating such party's investment in the Notes and will otherwise keep such information confidential and (y) in the case of a prospective transferee, the designation of the requesting party as a prospective transferee by a Holder and a confidentiality agreement in the form of EXHIBIT C hereto executed by the requesting party generally to the effect that such party is a prospective transferee of Notes, is requesting the information solely for use in evaluating a possible investment in Notes and will otherwise keep such information confidential.

          SECTION 4.9.    PROTECTION OF SECURITY; POWER TO ISSUE NOTES AND GRANT
                          ------------------------------------------------------
INDENTURE TRUST ESTATE; INDENTURE TO CONSTITUTE CONTRACT.  The Issuer warrants
--------------------------------------------------------
and covenants for the benefit of the Indenture Trustee and the Noteholders that:

          (a) The Issuer is, and at all times during the term of this Indenture will be, a special purpose limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware; Issuer has filed and at all times during the term of this Indenture will file all required tax returns; and the Issuer is, and at all times during the term of this Indenture will be, duly qualified and in good standing under the laws of each jurisdiction where such qualification is necessary except where the failure to be so qualified will not have a material adverse effect on the Issuer or its ability to perform its obligations under this Indenture or any other documents or transactions contemplated hereunder or the validity or enforceability of the Certificate of Beneficial Ownership or the Loans.

          (b) The Issuer holds, and at all times during the term of this Indenture will hold, all necessary licenses, certificates, franchises and permits from all governmental authorities, the lack of which, singly or in the aggregate, would materially and adversely affect its ability to perform its obligations under this Indenture or any other documents or transactions contemplated hereunder or the validity or enforceability of the Certificate of Beneficial Ownership or the Loans.

          (c) The Issuer is in compliance with all material laws, rules, regulations and orders applicable to Issuer and the Indenture Trust Estate. The Issuer has, and at all times during the term of this Indenture will have, all requisite power and authority to own its properties, to execute and deliver this Indenture and all documents and transactions contemplated hereunder, to perform all of its obligations under this Indenture and any other documents or transactions contemplated hereunder, to issue the Notes and to Grant the Indenture Trust Estate in the manner and to the extent provided herein. The Issuer has all requisite power and authority to acquire, own, sell and convey the Certificate of Beneficial Ownership to the Indenture Trustee as part of the Indenture Trust Estate.

          (d) This Indenture, the Notes, the other Basic Documents to which the Issuer is a party and all other documents and instruments required or contemplated hereby and thereby to be executed and delivered by the Issuer have been duly authorized, executed and delivered by the Issuer and, assuming the due execution and delivery by the other party or parties hereto and thereto, if any, constitute legal, valid and binding agreements enforceable against the Issuer in accordance with their respective terms subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Issuer and to general principles of equity.

          (e) The execution, delivery and performance by the Issuer of this Indenture, the Notes, the other Basic Documents to which the Issuer is a party and any other documents and transactions in connection herewith and therewith to which the Issuer is a party do not and will not (i) violate any of the provisions of the Certificate of Formation, the Limited Liability Company Agreement or any of the organizational documents of the Issuer; (ii) violate any provision of any law, governmental rule or regulation currently in effect applicable to the Issuer or any material portion of its properties or by which the Issuer or any material portion of its properties may be bound or affected, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect applicable to the Issuer or its properties or by which the Issuer or any material portion of its properties are bound or affected, (iv) conflict with, or result in a breach of, or constitute a default under, any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Issuer is a party or by which it is bound or (v) except for the Grant hereunder, result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

          (f) Except for the filing of financing statements (and assignments thereof) and continuation statements, no consent, approval, order or authorization of, and no filing with or notice to, any court or other governmental authority in respect of the Issuer is required in connection with the authorization, execution, delivery or performance by the Issuer of this Indenture, the Notes or any of the other documents or transactions contemplated hereunder.

          (g) The Issuer is not in default under any material agreement, contract, instrument or indenture to which the Issuer is a party or by which it or its properties is or are bound, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder; and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.

          (h) There is no pending or, to the best of the Issuer's knowledge, threatened action, suit, proceeding or investigation before any court, administrative agency, arbitrator or governmental body against or, to the Issuer's knowledge, affecting the Issuer which, if decided adversely, would materially and adversely affect (i) the condition (financial or otherwise) of the Issuer, (ii) the ability of the Issuer to perform its obligations under, or the validity or enforceability of, this Indenture or any other documents or transactions contemplated under this Indenture or (iii) the Indenture Trust Estate.

          (i) No document, certificate or report furnished or required to be furnished by the Issuer pursuant to this Indenture contains or will contain when furnished any untrue statement of a material fact.

          (j) Other than liens created under or pursuant to this Indenture, the Indenture Trust Estate is and will be free and clear of any pledge, charge or encumbrance thereon or with respect thereto created by or through the Issuer, and all action on the part of the Issuer to that end has been duly and validly taken.

          (k) The Issuer shall at all times, to the extent permitted by law, defend, preserve and protect the Grant of the Indenture Trust Estate and all the rights of Noteholders under this Indenture against all claims and demands of all Persons whomsoever claiming by, through or under the Issuer (except claims and demands of the Indenture Trustee under or pursuant to this Indenture).

          (l) The Issuer shall not be or become an "investment company" or at any time be under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), or shall be otherwise exempt from the requirements of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company," but also any available exceptions to such general definition).

          (m) The Issuer shall furnish to the Indenture Trustee, the Noteholders and the Rating Agencies copies of the form of each proposed amendment to the Limited Liability Company Agreement or Certificate of Formation at least ten (10) Business Days prior to the proposed date of adoption of any such proposed amendment.

          (n) The Issuer shall at all times hold itself out to the public, including creditors of any of its members or managers, and conduct its affairs as a separate and distinct entity from the Seller, the Depositor, or any other Person and under the Issuer's own name.

          (o) The Issuer shall at all times be responsible for the payment of all its obligations and indebtedness, shall at all times maintain records, books of account and funds separate from the Seller, the Depositor, or any other Person and shall observe all customary formalities of independent existence.

          (p) The Issuer shall make its books and records and the Register reasonably available to the Indenture Trustee at the Issuer's expense, and, upon prior written request, the Noteholders at their own expense, for purposes of inspection and copying during the Issuer's normal business hours (but in no event more frequently than once per calendar month, unless a Default has occurred and is continuing, in which case, the Indenture Trustee will have access at its discretion), and shall at the Issuer's expense furnish, or cause to be furnished, to the Indenture Trustee or any Noteholder, promptly after receipt by the Issuer of a request therefor from the Indenture Trustee or such Noteholder in writing, a list of the names and addresses of the Noteholders as of the Record Date immediately preceding such request.

          (q) As long as any Note is Outstanding, the Issuer shall not issue, incur, assume or guarantee any indebtedness except for such indebtedness as may be incurred by the Issuer pursuant to this Indenture and related documents or instruments.

          (r) The Issuer shall act solely through its authorized officers or agents.

          (s) The Issuer shall maintain separate corporate records and books of account from both the Seller and the Depositor.

          (t) The financial statements and books and records of the Issuer prepared after the Closing Date shall reflect the separate existence of the Seller and the Issuer.

          (u) The Issuer shall maintain its assets separately from the assets of the Seller (including through the maintenance of separate bank accounts), the Issuer's funds and assets, and records relating thereto, have not been, are not and will not be commingled with those of the Seller and the separate creditors of the Seller will be entitled to be satisfied out of the Seller's assets prior to any value in the Seller becoming available to the Seller's stockholders.

          (v) The Issuer shall be operated such that the Issuer would not be substantively consolidated in the trust estate of the Seller in the event of a bankruptcy of the Seller, such that the separate existence of the Issuer and the Seller would be disregarded in the event of a bankruptcy or insolvency of the Seller.

          (w) The Issuer shall not act as an agent of the Seller in any capacity, but instead presents itself to the public as an entity separate from the Seller.

          (x) The Issuer has not and will not guaranty the obligations of the Seller or any other Person nor will it hold itself out or permit itself to be held out as having agreed to pay or as being liable for the debts of the Seller, the Issuer or any other Person, and has not received, nor will it accept any credit or financing from any

     Person who is relying upon the availability of the assets of the Seller to satisfy the claims of such creditor.

          (y) All transactions between the Issuer, on the one hand, and the Seller on the other hand (including, without limitation, transactions governed by intercompany agreements and contracts for other services and facilities, such as payroll, purchasing, accounting, legal and personnel services and office space) will be on terms and conditions (including, without limitation, terms relating to amounts to be paid thereunder) which are believed by each such party thereto to be both fair and reasonable and comparable to those available on an arms-length basis from persons who are not affiliates.

          (z) The Issuer's sole member shall have at least one director who is an Independent Director, and the affirmative vote of such Independent Director shall be necessary for the filing of any voluntary petition with respect to the Issuer under the Bankruptcy Laws.

          (aa) To the extent such compliance with the requirements of any provision of this Section 4.9 involves questions of law, the Issuer shall be deemed in such compliance if it is acting in accordance with an Opinion of Counsel as to such requirements.

          SECTION 4.10.    ANNUAL STATEMENT AS TO COMPLIANCE.  On or before 90
                           ---------------------------------
days after December 31, 1998, and on or before 90 days after the end of each fiscal year of the Issuer thereafter, the Issuer shall deliver to the Indenture Trustee and to the Rating Agencies a written statement with respect to the Notes, signed by two Authorized Officers of the Issuer, stating, as to each signer thereof, that:

          (1) a review of the fulfillment by the Issuer during such year of its obligations under this Indenture has been made under such Authorized Officer's supervision; and

          (2) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to such Authorized Officer and the nature and status thereof.

          SECTION 4.11.    MAINTENANCE OF OFFICES OR AGENCY.  For the limited
                           --------------------------------
purposes of establishing a location to surrender or exchange Notes, the Issuer will maintain an office or agency, which may be changed in the discretion of the Issuer, within the United States of America at which Notes may be presented or surrendered for payment, Notes may be surrendered for registration of transfer or exchange. For such limited purposes the Issuer hereby initially appoints the Indenture Trustee at its corporate trust office such office or agency. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations and surrenders may be made at the Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee at its corporate trust office its agent to receive all such presentations and surrenders.

          SECTION 4.12.    FURTHER ASSURANCES.  The Issuer will execute and
                           ------------------
deliver, or cause to be executed and delivered, all such additional instruments and do, or cause to be done, all such additional actions as (i) may be necessary or proper, consistent with the Granting Clause hereof, to carry out the purposes of this Indenture and to make subject to the lien hereof any property intended so to be subject, (ii) may be necessary or proper to transfer to any successor trustee the estate, powers, instruments and funds held in trust hereunder and to confirm the lien of this Indenture with respect to the Notes, or (iii) the Indenture Trustee may reasonably request for any of the foregoing purposes. The Issuer hereby authorizes the Indenture Trustee (at the expense of the Issuer and without creating any obligation or duty on the Indenture Trustee with respect thereto), upon failure of the Issuer to do so after request by the Indenture Trustee, to execute and file all such financing statements, continuation statements and other documents as the Indenture Trustee may deem necessary or advisable to make or keep effective the lien of this Indenture or any supplemental indenture and the priority thereof.

          SECTION 4.13.    MONEY FOR PAYMENTS TO BE HELD IN TRUST.  As provided
                           --------------------------------------
in Section 5.2(c), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Distribution Account pursuant to Section 5.2(c) shall be made on behalf of the Issuer by the Indenture Trustee, and no amounts so withdrawn from the Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in Section 5.2(c).

                                   ARTICLE V

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

          SECTION 5.1.    COLLECTION OF MONEY.  Except as otherwise expressly
                          -------------------
provided herein and in the Servicing Agreement, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance from any fiscal agent or other intermediary, pursuant to the terms hereof, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture, including all payments due on the Certificate of Beneficial Ownership, in accordance with the respective terms and conditions thereof. Except as otherwise expressly provided herein, the Indenture Trustee shall hold all such money and property received by it as part of the Indenture Trust Estate and shall apply it as provided in this Indenture.

          SECTION 5.2.    DISTRIBUTION ACCOUNT
                          --------------------

          (a) On or prior to the Closing Date, the Indenture Trustee shall establish and thereafter maintain a separate trust account in the corporate trust department under the sole control of the Indenture Trustee entitled "Bankers Trust Company, in trust for the benefit of the holders of the Atherton Franchisee Loan Funding 1998-A LLC, Atherton Franchisee Loan Notes, Series 1998-A--Distribution Account" and referred to herein as the "Distribution Account." The Indenture Trustee shall make withdrawals from the Distribution Account and the subaccounts thereof only as provided in this Indenture. Moneys on deposit in the Distribution Account shall be invested in accordance with Section 5.4 hereof.

          (b) Not later than 10:00 a.m., New York time, on the Business Day immediately preceding each Payment Date, the Servicer shall be required, pursuant to the Servicing Agreement, to remit from the Collection Account to the Distribution Account all Available Funds on deposit in the Collection Account.

          (c) On each Payment Date, Available Funds (excluding Yield Maintenance Available Funds) on deposit in the Distribution Account will be distributed in the following descending order of priority; provided, however, that Available Funds constituting funds transferred from the Reserve Account shall only be available to make the payments specified in clauses (i) through
(xv) below:

          (i) to the Indenture Trustee and the Certificate Trustee, all accrued and unpaid fees and reimbursable expenses due and payable to the Indenture Trustee and the Certificate Trustee;

          (ii) to the Servicer, an amount equal to the unpaid Servicing Fee due and payable on such Payment Date;

          (iii) pro rata in proportion to the aggregate amount to be distributed pursuant to this clause, (1) to the Holders of the Class A-1 Notes, the Class A-1 Interest Distribution, (2) to the Holders of the Class A-2 Notes, the Class A-2 Interest Distribution and (3) to the Holders of the Class A-X Notes, the Class A-X Distribution;

          (iv) to the Holders of the Class A-1 Notes, an amount up to the Optimal Principal Amount until the Aggregate Outstanding Principal Amount of the Class A-1 Notes is reduced to zero;

          (v) to the Holders of the Class A-2 Notes, an amount up to the remaining Optimal Principal Amount until the Aggregate Outstanding Principal Amount of the Class A-2 Notes is reduced to zero;

          (vi) to the Holders of the Class B Notes, the Class B Interest Distribution;

          (vii) to the Holders of the Class B Notes, an amount up to the remaining Optimal Principal Amount until the Aggregate Outstanding Principal Amount of the Class B Notes is reduced to zero;

          (viii) to the Holders of the Class C Notes, the Class C Interest Distribution;

          (ix) to the Holders of the Class C Notes, an amount up to the remaining Optimal Principal Amount until the Aggregate Outstanding Principal Amount of the Class C Notes is reduced to zero;

          (x) to the Holders of the Class D Notes, the Class D Interest Distribution;

          (xi) to the Holders of the Class D Notes, an amount up to the remaining Optimal Principal Amount until the Aggregate Outstanding Principal Amount of the Class D Notes is reduced to zero;

          (xii) to the Holders of the Class E Notes, the Class E Interest Distribution;

          (xiii) to the Holders of the Class E Notes, an amount up to the remaining Optimal Principal Amount until the Aggregate Outstanding Principal Amount of the Class E Notes is reduced to zero;

          (xiv) to the Holders of the Class F Notes, the Class F Interest Distribution;

          (xv) to the Holders of the Class F Notes, an amount up to the remaining Optimal Principal Amount until the Aggregate Outstanding Principal Amount of the Class F Notes is reduced to zero; and

          (xvi) to the Issuer, any remaining amounts, which shall be released from the lien of this Indenture.

          (d) On each Payment Date, Yield Maintenance Available Funds on deposit in the Distribution Account will be distributed as follows:

          (i) the Loan Yield Maintenance Amount collected in the Prepayment Period attributable to each prepaid or Defaulted Loan shall be distributed to the Holders of each of the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Notes in an amount for each such Class equal to the product of (i) a fraction, the numerator of which is the amount distributed as principal to such Class on such Payment Date, and the denominator of which is the total amount distributed as principal to all Classes of Notes on such Payment Date, (ii) the Base

     Interest Fraction for the related principal prepayment and such Class of Notes and (iii) the collected Loan Yield Maintenance Amount.

          (ii) any remaining Yield Maintenance Available Funds shall be paid to the Holders of the Class A-X Notes.

          (e) On each Payment Date, all amounts remaining in the Distribution Account, including Investment Income but excluding Early Payments, after payment of the distributions specified in paragraphs (c) and (d) above, shall be released from the lien of this Indenture and paid to the Issuer.

          SECTION 5.3.    RESERVE ACCOUNT
                          ---------------

          (a) On or prior to the Closing Date, the Indenture Trustee shall establish and thereafter maintain a separate trust account in its corporate trust department under the sole control of the Indenture Trustee, which shall be entitled "Bankers Trust Company, in trust for the benefit of the holders of the Atherton Franchisee Loan Funding 1998-A LLC Notes, Series 1998-A--Reserve Account" and referred to herein as the "Reserve Account." The Indenture Trustee shall make deposits into and withdrawals from the Reserve Account only as provided in this Indenture.

          (b) On Closing Date, the Issuer shall deposit in the Reserve Account, from the proceeds of the offering of the Notes, the Reserve Deposit Amount.

          (c) On each Payment Date, the Indenture Trustee shall withdraw from the Reserve Account and deposit into the Distribution Account any amounts required to make the distributions specified under Section 5.2(c)(i) through
(xv) hereof.

          SECTION 5.4.    INVESTMENT OF FUNDS.  Amounts on deposit in the
                          -------------------
Distribution Account or Reserve Account shall, if and to the extent then permitted by law, be invested by the Indenture Trustee in Eligible Investments at the written direction of an Authorized Officer of the Issuer. Net income or gain received and collected from such investments shall be credited and losses charged to the applicable Account. All investments shall mature on the Business Day next preceding the following Payment Date and shall be held until required to be liquidated to provide moneys required to be applied from the Distribution Account or Reserve Account, as the case may be, as provided in the Indenture.

          SECTION 5.5.    REPAYMENT TO THE ISSUER FROM THE ACCOUNTS.  After
                          -----------------------------------------
payment in full of the principal of, interest on, Loan Yield Maintenance Amounts, if any, and all other amounts due and payable with respect to the Notes and the payment of all fees, reimbursable charges and expenses of or other amounts owed to the Issuer, the Indenture Trustee and the Registrar and all other amounts required to be paid hereunder, all amounts remaining in the Distribution Account shall be paid to the Issuer on its written order.

          SECTION 5.6.    REPORTS TO THE NOTEHOLDERS.  On each Payment Date, the
                          --------------------------
Indenture Trustee will furnish to the Issuer, the Rating Agencies and the Noteholders a statement (which statement shall be based upon information furnished by the Servicer to the Indenture Trustee in the Servicer's Certificate delivered pursuant to Section 3.1(a) of the Servicing Agreement) setting forth the following information:

          (i) The Aggregate Outstanding Principal Amount or Aggregate Notional Amount of each Class of Notes and the Issuer Balance, before giving effect to the payment of principal on such Payment Date;

          (ii) The Note Rate in respect of each Class of Notes as of such Payment Date and the Interest Distribution payable in respect of each Class of Notes as of such Payment Date;

          (iii)  An itemized statement of the amounts payable pursuant to
     Section 5.2(c) hereof on such Payment Date;

          (iv) The aggregate amount of Loan Yield Maintenance Amounts, if any, payable as of such Payment Date;

          (v)    The Servicing Fees payable to the Servicer as of such Payment
     Date;

          (vi)   With respect to each of the amounts specified in paragraph
     (iii) above, the amounts actually distributed on such Payment Date; and

          (vii) The Aggregate Outstanding Principal Amounts or Aggregate Notional Amount of each Class of Notes and the Issuer Balance, after giving effect to the payment of principal in respect of principal on such Payment Date.

          SECTION 5.7.    WRITE-DOWN AMOUNTS.  In the event any Net Loss is
                          ------------------
incurred in respect of a Liquidated Loan, the sum of the Aggregate Outstanding Principal Amount of the Notes and the Issuer Balance will be greater than the Aggregate Outstanding Principal Amount of the Loans (such excess, if any, the "WRITE-DOWN AMOUNT"). The amount of such Write-down Amount shall be allocated on the immediately following Payment Date, prior to making any distributions on such Payment Date, first to the Issuer Balance until the Issuer Balance is reduced to zero and then shall be allocated among the Holders of the Notes in inverse order of the priority of distributions in respect of principal set forth in Section 5.2(c).

          SECTION 5.8.    OPTIONAL REDEMPTION.  The Seller may cause the Issuer
                          -------------------
to redeem, at its option, all of the Outstanding Notes on any Payment Date if the Aggregate Outstanding Principal Amount of the Loans is less than 1% of the Initial Aggregate Principal Amount thereof, upon written notice to the Indenture Trustee at least 45 days prior to the date of such redemption, which notice shall specify the date of such redemption, the redemption price, the date the interest on the Notes redeemed shall stop accruing and the place for surrender of Notes to be redeemed. The Seller may cause the Issuer to redeem all, and not less than all, of the Notes by depositing with the Indenture Trustee the Aggregate Outstanding Principal Amount of the Notes and accrued but unpaid interest thereon as of the date of redemption (which shall be the following Payment Date), for payment to Holders of Notes on the following Payment Date. The Issuer shall cause the Indenture Trustee to give notice of such redemption in the name and at the expense of the Issuer to Holders of Notes not less than five nor more than 25 days prior to the date of such redemption.

                                  ARTICLE VI

                                  [RESERVED]



                                  ARTICLE VII

                        EVENTS OF DEFAULT AND REMEDIES

          SECTION 7.1.    EVENTS OF DEFAULT.  Each of the events described in
                          -----------------
clauses (a) through (l) below shall constitute an "EVENT OF DEFAULT" with respect to the Notes (whatever the reason for such Event of Default and whether it be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) (i) The Issuer shall fail to make any required payment of principal on the Notes when the same becomes due and payable or (ii) the Issuer shall fail to make any required payment of principal on the Notes at the maturity thereof; or

          (b) The Issuer shall fail to make any required payment of interest on the Notes when the same becomes due and payable; or

          (c) The Issuer shall fail to make any payment of Loan Yield Maintenance Amount, if any, with respect to the Notes when the same becomes due and payable (it being understood that Loan Yield Maintenance Amount is only due and payable to the extent actually received and held in the Distribution Account as Yield Maintenance Available Funds); or

          (d) The Issuer shall fail to observe or perform in any material respect any of the covenants of the Issuer under Section 4.2(b), 4.3, 4.5, 4.6, 4.8, 4.9 or 4.10 hereof, which failure has continued for a period of 30 days after it obtains knowledge thereof; or

          (e) The Issuer shall fail to observe or perform in any material respect the covenants of the Issuer under Section 4.2(a) or 4.7 hereof; or

          (f)  Any representation or warranty of the Issuer set forth in Section
     4.9 of this Indenture shall prove to be false in any material respect as of the date when made; or

          (g) The Issuer shall make an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

          (h) The Issuer shall petition or apply to any tribunal for, or consent to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Issuer, or of any substantial part of the assets of the Issuer, or commence a voluntary case under the bankruptcy law of the United States or any proceedings relating to the Issuer under the bankruptcy law of any other jurisdiction, or any such petition or application shall be filed, or any such proceedings commenced, against the Issuer and the Issuer by any act shall indicate its approval thereof, consent thereto or acquiescence therein; or

          (i) Any order, judgment or decree shall be entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings and such order, judgment or decree shall remain unstayed and in effect for more than 60 days; or

          (j) Any order, judgment or decree shall be entered in any proceedings against the Issuer decreeing the dissolution of the Issuer and such order, judgment or decree shall be remain unstayed and in effect for more than 60 days; or

          (k) A final judgment in an amount in excess of $100,000 shall be rendered against the Issuer, and within 60 days after entry thereof, such judgment shall not be discharged or execution thereof stayed pending appeal, or within 90 days after the expiration of any such stay, such judgment shall not be discharged; or

          (l) The Issuer shall assign or delegate any of its duties or rights hereunder, except as specifically permitted hereunder.

          SECTION 7.2.    ACCELERATION OF MATURITY
                          ------------------------

          (a) Upon the occurrence and continuance of an Event of Default, (i) if such event is an Event of Default specified in clause (g), (h), (i) or (j) of
Section 7.1, all of the Notes at the time outstanding shall automatically become immediately due and payable at par together with interest accrued thereon and all accrued and unpaid Loan Yield Maintenance Amounts, to the extent paid as a result of the prepayment of a Loan or Loans or the acceleration of a Defaulted Loan or Defaulted Loans, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Issuer, and (ii) if such event is any other Event of Default, the Indenture Trustee may, and, upon the written request of the Holders of a Majority-in-Interest of the Notes (by notice in writing to the Issuer and the Indenture Trustee), the Indenture Trustee shall, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with all accrued and unpaid interest thereon and all accrued and unpaid Loan Yield Maintenance Amounts, to the extent paid as a result of the prepayment of a Loan or Loans or the acceleration of a Defaulted Loan or Defaulted Loans, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuer.

          (b) At any time after an acceleration pursuant to Section 7.2(a), but before any judgment or decree for the payment of moneys due shall have been obtained or entered, unless the same has been discharged, and before the Notes have matured by their terms, or as otherwise provided herein, if all overdue payments of principal, Loan Yield Maintenance Amount, if any, and interest upon such Notes, together with the reasonable and proper charges, expenses and liabilities of the Indenture Trustee, the Holders of such Notes and their respective agents and attorneys and all other sums then payable by the Issuer under this Indenture (except the principal of, Loan Yield Maintenance Amount, if any, and interest accrued since the next preceding Payment Date on such Notes or due and payable solely by virtue of such declaration) shall either be paid by or for the account of the Issuer or provisions satisfactory to the Holders of a Majority-in-Interest of the Notes shall be made for such payment, and all Events of Default under such Notes and under this Indenture (other than the payment of principal and interest due and payable solely by reason of such declaration) have been cured to the satisfaction of the Holders of a Majority-in-Interest of the Notes or provision deemed by the Holders of a Majority-in-Interest of the Notes to be adequate has been made therefor, then and in every such case, the Holders of a Majority-in-Interest of the Notes by written notice to the Issuer and to the Indenture Trustee, shall have the right, but shall not be obligated, to rescind such declaration and annul such Event of Default in its entirety. No such rescission and annulment shall extend to or affect any subsequent Event of Default or impair or exhaust any right or power consequent thereon.

          SECTION 7.3.    ENFORCEMENT OF REMEDIES
                          -----------------------

          (a) If an Event of Default shall have occurred and be continuing and the Notes have become or been declared due and payable and such acceleration and its consequences have not been rescinded and annulled, the Indenture Trustee may (and, upon the written request of the Holders of a Majority-in-Interest of the Notes, shall) proceed to protect and enforce its rights and the rights of the Noteholders under the Notes and this Indenture and take one or more of the following actions without limitation:

          (i) proceed to protect and enforce its rights and the rights of the Noteholders by appropriate Proceedings whether by the specific enforcement of any covenant or agreement in this Indenture or in the aid of the exercise of any power granted herein, or to enforce any other proper remedy;

          (ii) institute Proceedings for the collection of all amounts then payable on the Notes, whether by declaration or otherwise, enforce any judgment obtained, and collect any moneys adjudged due;

          (iii) in accordance with Section 7.13, sell the Indenture Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, that, unless the Event of Default is in respect of the non-
          --------
     payment of principal of, interest on, or Loan Yield Maintenance Amounts on the Notes, the Indenture Trustee may not sell the Indenture Trust Estate unless either (x) such sale is for an amount greater than or equal to the sum of the Aggregate Outstanding Principal Amount of the Notes, accrued and unpaid interest thereon, unpaid Loan Yield Maintenance Amounts in respect thereof, and amounts due to the Indenture Trustee, the Certificate Trustee, the Servicer and the Servicing Advisor (other than Atherton Capital Incorporated) or (y) 100% of the Holders of the Notes consent to such sale and deliver to the Indenture Trustee a written direction to such effect;

          (iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate; and

          (v) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Noteholders hereunder.

          (b) In the enforcement of any right or remedy under the Notes or this Indenture, the Indenture Trustee shall be entitled to sue for, enforce payment on and receive any and all amounts then or during any Event of Default becoming, and any time remaining, due from the Issuer, for principal and interest, Loan Yield Maintenance Amount, if any, or otherwise, under any of the provisions of the Notes or this Indenture, and unpaid, with interest on overdue payments at the rate or rates of interest specified in the Notes, together with any and all costs and expenses of collection and of all Proceedings under the Notes or the Indenture, without prejudice to any other right or remedy of the Indenture Trustee or the Noteholders and to recover and enforce judgments or decrees against the Issuer, but solely as provided in this Indenture and in the Notes for any amounts remaining unpaid, with interest, costs and expenses, and to collect from any funds or assets of the Issuer, or, in accordance with other provisions hereof, the Indenture Trust Estate, in any manner provided by law, the moneys adjudged or decreed to be payable. The Indenture Trustee shall file such proof of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and the Noteholders allowed in any judicial proceeding, relative to the Issuer or its creditors or property.

          (c) The Indenture Trustee may institute and maintain such suits and proceedings or take such other acts as it may be advised shall be necessary or expedient to prevent any impairment of the security under this Indenture or under any Collateral by any acts which may be unlawful or in violation of this Indenture or of such Collateral, and such suits and proceedings as the Indenture Trustee may be advised shall be necessary or expedient to preserve or protect its interests and the interests of the

Noteholders; provided, that such request shall not be otherwise than in
             --------
accordance with the provisions of law and of this Indenture.

          SECTION 7.4.    APPLICATION OF MONEY COLLECTED UPON ACCELERATION.  If
                          ------------------------------------------------
the Notes have become or been declared due and payable pursuant to Section 7.2 hereof, any moneys collected by the Indenture Trustee pursuant to this Article VII or otherwise held by the Indenture Trustee as part of the Indenture Trust Estate shall be applied in the following order at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such moneys on account of principal of, interest and Loan Yield Maintenance Amount, if any, on the Notes upon presentation and surrender thereof:

          FIRST: To the payment of amounts then due the Indenture Trustee and the Certificate Trustee pursuant to Section 9.7 hereof including amounts payable to the Indenture Trustee acting as Servicer or Servicing Advisor and the Indenture Trustee's expenses of collection;

          SECOND: To the payment of amounts then due to the Servicer and the Servicing Advisor;

          THIRD: To the payment of all the amounts then due and unpaid upon the Notes for all accrued and unpaid interest payable on the Notes from the last date on which interest has been paid, to the Holders in accordance with the relative amounts and priorities set forth in Section 5.2(c) hereof;

          FOURTH: To the payment of all amounts then due and unpaid upon the Notes for principal, to the Holders of the Notes in accordance with the relative amounts and priorities set forth in Section 5.2(c) hereof;

          FIFTH: To the payment of all amounts then due and unpaid representing the Loan Yield Maintenance Amounts relating to the Notes, to the Holders of the Notes in accordance with the relative priorities set forth in Section 5.2(c) hereof; and

          SIXTH: To the payment of all other amounts to the Persons entitled thereto in accordance with the priorities set forth in Section 5.2(c) hereof.

          SECTION 7.5.    UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE
                          ----------------------------------------------
PRINCIPAL AND INTEREST.  Notwithstanding any other provision in this Indenture,
----------------------
the Holder of any Note shall have an absolute and unconditional right to receive payment of the principal of, interest on and the Loan Yield Maintenance Amounts, if any, due and payable with respect to such Note (subject to Sections 2.9, 5.2(c) and 7.1(c) hereof) on or after the respective Payment Dates expressed in such Note, and such right shall not be impaired without the consent of such Holder.

          SECTION 7.6.    RESTORATION OF RIGHTS AND REMEDIES.  If the Indenture
                          ----------------------------------
Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or such Noteholder, then and in every such case the Issuer, the Indenture Trustee, and the Noteholders shall, subject to any determination in such Proceedings, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

          SECTION 7.7.    RIGHTS AND REMEDIES CUMULATIVE.  No right or remedy
                          ------------------------------
herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise; the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 7.8.    DELAY OR OMISSION NOT TO CONSTITUTE A WAIVER.  No
                          --------------------------------------------
delay or omission of the Indenture Trustee or any Holder to exercise any right or remedy accruing upon the occurrence of any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every such right and remedy given by this Article VII or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

          SECTION 7.9.    CONTROL BY MAJORITY-IN-INTEREST.  Subject to the
                          -------------------------------
provisions of Sections 7.2, 7.3 and 7.6 hereof, the Holders of a Majority-in-Interest of the Notes shall have the sole right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes; provided, that:
                                                 --------

          (a) such direction shall not be in conflict with any rule of law or with this Indenture;

          (b) the Indenture Trustee shall have been provided with indemnity reasonably satisfactory to it;

          (c) subject to clause (d) below, any direction to the Indenture Trustee to undertake a sale of the Indenture Trust Estate shall be by the Holders of a Super-Majority-in-Interest of the Notes; and

          (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 9.1 hereof, the Indenture
     --------  -------
     Trustee need not take any action which it determines might expose it to any liability or might be detrimental to the Indenture Trustee in any other respect or be unjustly prejudicial to the Noteholders not consenting.

          SECTION 7.10.    WAIVER OF PAST EVENTS OF DEFAULT.  PRIOR TO THE TIME
                           --------------------------------
A JUDGMENT OR DECREE FOR PAYMENT OF THE MONEY DUE HAS BEEN OBTAINED BY THE INDENTURE TRUSTEE, AS PROVIDED IN THIS ARTICLE VII, THE INDENTURE TRUSTEE, AT THE WRITTEN DIRECTION OF THE HOLDERS OF A MAJORITY-IN-INTEREST OF THE NOTES MAY WAIVE ANY PAST EVENT OF DEFAULT WITH RESPECT TO THE NOTES AND ITS CONSEQUENCES EXCEPT AN EVENT OF DEFAULT (A) IN THE PAYMENT OF PRINCIPAL OF, INTEREST ON OR LOAN YIELD MAINTENANCE AMOUNTS, IF ANY, WITH RESPECT TO ANY OF THE NOTES OR (B) IN RESPECT OF A COVENANT OR PROVISION HEREOF WHICH CANNOT BE MODIFIED OR AMENDED WITHOUT THE CONSENT OF THE HOLDER OF EACH NOTE AFFECTED. UPON ANY SUCH WAIVER, SUCH EVENT OF DEFAULT SHALL CEASE TO EXIST AND BE DEEMED TO HAVE BEEN CURED AND NOT TO HAVE OCCURRED, AND ANY EVENT OF DEFAULT ARISING THEREFROM SHALL BE DEEMED TO HAVE BEEN CURED, AND NOT TO HAVE OCCURRED FOR EVERY PURPOSE OF THIS INDENTURE. IN THE CASE OF ANY SUCH WAIVER, THE ISSUER, THE INDENTURE TRUSTEE AND THE HOLDERS OF THE NOTES SHALL BE RESTORED TO THEIR FORMER POSITIONS AND RIGHTS HEREUNDER, RESPECTIVELY; BUT NO SUCH WAIVER SHALL EXTEND TO ANY SUBSEQUENT OR OTHER EVENT OF DEFAULT OR IMPAIR ANY RIGHT CONSEQUENT THEREON. UPON ANY SUCH WAIVER, THE INDENTURE TRUSTEE SHALL PROVIDE NOTICE OF SUCH WAIVER TO THE RATING AGENCIES.

          SECTION 7.11.    UNDERTAKING FOR COSTS.  The Issuer and the Indenture
                           ---------------------
Trustee agree, and each Noteholder by such Noteholder's acceptance of a Note shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture undertaken by the Indenture Trustee at the direction of the Noteholders, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 7.11 shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by the Holders of a Majority-in-Interest of the Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of principal of, interest on or Loan Yield Maintenance Amounts, if any, of any Note, which principal, interest or Loan Yield Maintenance Amount is due and payable.

          SECTION 7.12.    ISSUER WAIVER OF STAY OR EXTENSION LAWS.  The Issuer
                           ---------------------------------------
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 7.13.    SALE OF INDENTURE TRUST ESTATE
                           ------------------------------

          (a) The power to effect any sale of any portion of the Indenture Trust Estate pursuant to Section 7.3 hereof shall not be exhausted by any one or more sales as to any portion of the Indenture Trust Estate remaining unsold, but shall continue unimpaired until either the entire Indenture Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid pursuant to Section 7.4. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale.

          (b) The Indenture Trustee may bid for and acquire any portion of the Indenture Trust Estate in connection with a public sale or, to the extent permitted by law, a private sale thereof, and in lieu of paying cash to the Issuer therefor, may make settlement for the purchase price by applying to the gross sale price in payment therefor the sum of (i) the amount of unpaid principal of, accrued interest on and Loan Yield Maintenance Amounts, if any, of the Notes, and (ii) the expenses of the sale and of any proceedings in connection therewith which are reimbursable to it pursuant to Section 9.7 hereof and other amounts due hereunder and secured by the Indenture Trust Estate. The Notes need not be produced to complete any such sale.

          (c) The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Indenture Trust Estate in connection with a sale hereof. In addition, the Indenture Trustee is hereby irrevocably appointed an agent and attorney-in-fact of the Issuer to transfer and convey the Issuer's interest in any portion of the Indenture Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall have any obligation to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

          SECTION 7.14.    ACTION ON NOTES.  The Indenture Trustee's right to
                           ---------------
seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Issuer.

                                 ARTICLE VIII

                      RELEASE, SATISFACTION AND DISCHARGE

          SECTION 8.1.    SATISFACTION AND DISCHARGE OF INDENTURE.  This
                          ---------------------------------------
Indenture shall cease to be of further effect except as to (a) rights of registration of transfer and exchange, (b) rights of substitution of new Notes for mutilated, destroyed, lost or stolen Notes, (c) rights of Noteholders to receive payments of principal of, interest on and Loan Yield Maintenance Amounts, if any, with respect to the Notes, (d) the rights, obligations and immunities of the Indenture Trustee hereunder and (e) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee and payable to them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when (i) all Notes theretofore authenticated and delivered (other than Notes which have been mutilated, destroyed, stolen and which have been replaced, or paid as provided in Section
2.8 hereof) have been delivered to the Indenture Trustee for cancellation, and
(ii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate stating that there has been compliance with all conditions precedent herein provided for the satisfaction and discharge of this Indenture.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Indenture Trustee under Section 9.7 hereof and of the Indenture Trustee to the Issuer and the Noteholders, as the case may be, under Section 8.2 hereof and the provisions of Article II hereof with respect to lost, stolen, destroyed or mutilated Notes, registration of transfer and exchange of Notes, and rights to receive payments of principal of, interest on or Loan Yield Maintenance Amounts, if any, with respect to the Notes shall survive.

          SECTION 8.2.    APPLICATION OF TRUST MONEY.  All moneys deposited with
                          --------------------------
 the Indenture Trustee pursuant to Article V hereof shall be held in trust by the Indenture Trustee, in its trust capacity and not in its commercial capacity, and applied by the Indenture Trustee in accordance with the provisions of the Notes and this Indenture, to the payment to the Holders of the Notes, and, if required hereunder, to the Issuer.

          SECTION 8.3.    RELEASE OF INDENTURE TRUST ESTATE
                          ---------------------------------

          (a) Subject to the payment of its fees, expenses and indemnities pursuant to Section 9.7 hereof and only when and to the extent required by the provisions of this Indenture, the Indenture Trustee shall execute instruments, agreements, certificates or other writings (including, without limitation, UCC termination statements) to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

          (b) The Indenture Trustee shall, at such time as all sums due the Indenture Trustee and the Certificate Trustee pursuant to Section 9.7 hereof have been paid and the provisions of Section 8.1 have been satisfied, release the Indenture Trust Estate from the lien of this Indenture.

                                  ARTICLE IX

                             THE INDENTURE TRUSTEE

          SECTION 9.1.    CERTAIN DUTIES AND RESPONSIBILITIES
                          -----------------------------------

          (a)  Except during the continuance of an Event of Default:

         (i) the duties of the Indenture Trustee shall be determined solely by the express provisions of this Indenture and the Indenture Trustee need perform only those duties expressly set forth herein and no others; the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

         (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely upon certificates, opinions and all other notices and documents furnished to the Indenture Trustee and conforming as to form to the requirements of this Indenture, including investment instructions received pursuant to Section 5.4 hereof, as to the truth of the statements and the correctness of the opinions expressed therein; but in the case of any such certificates, opinions and all other notices and documents which by any provision of this Indenture are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they meet the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (c)  No provision of this Indenture, including, without limitation,
Section 9.7, shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section 9.1;

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer of the Indenture Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Indenture Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction received by the Indenture Trustee in accordance with the terms of this Indenture from the Holders of a Majority-in-Interest (or other percentage as may be required by the terms hereof) of the Notes relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct of, affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 9.1.

          (e) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice of any Default or Event of Default (other than an Event of Default described in Section 7.1(a), (b) or (c) hereof) or a Default or Event of Default under any document included in the Indenture Trust Estate, unless an Authorized Officer of the Indenture Trustee has actual knowledge thereof or unless an Authorized Officer of the Indenture Trustee has received written notice thereof and such notice references the Notes generally, the Issuer, the Indenture Trust Estate or this Indenture; provided, that the
                                                          --------
Indenture Trustee will not be responsible for conducting or performing any investigations or inquiries with respect to any such matters. For purposes of determining the Indenture Trustee's responsibility and liability hereunder, whenever reference is made in this Indenture to a Default or an Event of Default, such reference shall be construed to refer only to the Default or the Event of Default of which the Indenture Trustee is deemed to have notice of the type described in this Section 9.1(e).

          (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, the Indenture Trustee having the right to require an indemnity pursuant to subparagraph (g) below.

          (g) The Indenture Trustee shall, at its own expense, maintain at all times and keep in full force and effect (i) fidelity insurance, (ii) theft of documents insurance, (iii) forgery insurance and (iv) insurance covering the risk of errors and omissions. Such insurance may be maintained by the Indenture Trustee in the form of self-insurance. The Indenture Trustee shall not be under any obligation to institute any suit, or to take any remedial Proceeding under this Indenture, or to enter any appearance in or in any way defend any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created, the performance of any of its duties hereunder or in the enforcement of any rights and powers hereunder until it shall be indemnified to its reasonable satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its own negligence or willful misconduct, in connection with any action so taken.

          (h) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Indenture Trust Estate following an Event of Default and a consequent acceleration of the maturity of the Notes, whether such extinguishment occurs through a sale of the Indenture Trust Estate to another person, the acquisition of the Indenture Trust Estate by the Indenture Trustee or otherwise, the rights, powers and duties of the Indenture Trustee with respect to the Indenture Trust Estate (or the proceeds thereof) and the Noteholders and the rights of the Noteholders shall continue to be governed by the terms of this Indenture.

          (i) The Indenture Trustee shall keep and maintain proper books of record and accounts relating to the Notes in which full, true and correct entries will be made of all dealings or transactions of the Indenture Trustee in relation to the Notes, the Accounts and the Issuer. The Indenture Trustee shall keep such books of record and accounts reasonably available for inspection during normal business hours and upon reasonable advance notice to the Indenture Trustee (but in no event more frequently than one inspection per calendar month) by the Issuer and under reasonable circumstances in accordance with the terms of this Indenture.

          (j) Until one year and one day after such time as the Notes issued under the Indenture are paid in full, no Indenture Trustee or successor trustee nor any Holder shall institute the filing of an involuntary bankruptcy petition against the Issuer or the Seller.

          SECTION 9.2.    NOTICE OF EVENTS OF DEFAULT.  Promptly after an
                          ---------------------------
Authorized Officer of the Indenture Trustee shall have received written notice of the occurrence of any Default or Event of Default, the Indenture Trustee shall promptly transmit by mail to all Holders, the Rating Agencies and the Issuer notice of such Event of Default actually known to the Indenture Trustee.

          SECTION 9.3.    CERTAIN RIGHTS OF THE INDENTURE TRUSTEE.  Except as
                          ---------------------------------------
otherwise expressly provided in Section 9.1 hereof:

          (a) in the absence of bad faith or negligence the Indenture Trustee conclusively may rely on, and shall be protected in acting or refraining from acting when doing so, in each case in accordance with, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, and the Indenture Trustee need not investigate any facts stated therein;

          (b) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (c) before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or Opinion of Counsel, or both, and the Indenture Trustee shall not be liable for any action it takes, suffers or omits in reliance on either thereof; the Indenture Trustee may consult with counsel, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of the legality of any action taken, suffered or omitted by the Indenture Trustee hereunder in good faith and in reliance thereon;

          (d) the Indenture Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture
     (i) unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction and (ii) in the event and to the extent that the Indenture Trustee has received prior written notice from a Rating Agency that such exercise shall result in the withdrawal or downgrading of any rating assigned by such Rating Agency to the Notes;

          (e) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled, on reasonable prior notice to the Issuer and during the Issuer's normal business hours (but in no event more frequently than once per calendar month), to examine the books, records and premises of the Issuer, personally or by agent or attorney; provided, that
                                                                 --------
     the Indenture Trustee shall and shall cause its agents to hold in confidence all such information except to the extent disclosure may be required by law and except to the extent that the Indenture Trustee, in its sole judgment, may determine that such disclosure is consistent with its obligations hereunder. Notwithstanding anything herein to the contrary, the forgoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, or information obtained by the Indenture Trustee from sources other than the Issuer or the Servicer, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Indenture Trustee's business or that of its affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Indenture Trustee an affiliate or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by this Indenture approved in advance by the Issuer or (E) to any affiliate, independent or internal auditor, agent, employee or attorney of the Indenture Trustee having a need to know the same provided that the Indenture Trustee advises such recipient of the confidential nature of the information being disclosed, or (iii) any other disclosure authorized by the Issuer;

          (f) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (g) the Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within the rights or powers conferred upon it by this Indenture if such action or omission is not negligent; and

          (h) to the extent a Person other than the Indenture Trustee is appointed by the Issuer to act as Registrar, the Indenture Trustee shall not be liable or responsible by reason of any act or omission of any such Person.

          SECTION 9.4.    NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES.
                          -------------------------------------------------
The recitals contained herein and in the Notes, except any such recitals relating to the Indenture Trustee, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or sufficiency of this Indenture, the Notes or the Indenture Trust Estate. The Indenture Trustee shall not be accountable for the Issuer's issue of the Notes or application of the proceeds thereof or for any money paid to the Issuer or upon the Issuer's direction under any of the provisions of this Indenture. The Indenture Trustee is not responsible for the use or application of any moneys by any agent other than the Indenture Trustee, including, without limitation, any co-trustee, the Servicer or the Servicing Advisor. The Indenture Trustee shall not be responsible for any statement in the Notes or in any other document prepared, executed or delivered in connection with the sale and issuance of the Notes or the execution and delivery of this Indenture except its certificate of authentication.

          SECTION 9.5.    MAY HOLD NOTES.  The Indenture Trustee, in its
                          --------------
individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not the Indenture Trustee.

          SECTION 9.6.    MONEY HELD IN TRUST.  Money held by the Indenture
                          -------------------
Trustee in trust hereunder will be held by the Indenture Trustee in its trust capacity and not in its commercial capacity, in a segregated account in accordance with the Indenture. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer and except to the extent of income or other gain on Eligible Investments which are obligations of the Indenture Trustee and income or other gain actually received by the Indenture Trustee on Eligible Investments which are obligations of a third party.

          SECTION 9.7.    COMPENSATION AND REIMBURSEMENT
                          ------------------------------

          (a)  The Issuer agrees:

          (1) subject to any separate written agreement with the Indenture Trustee, to pay the Indenture Trustee from time to time compensation at the Trustee Fee Rate for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) to reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including the compensation and the reasonable expenses and disbursements of its agents, including the co-trustee, if any, and counsel and costs and expenses of collection); and

          (3) to indemnify the Indenture Trustee, including any of its directors, officers, employees, agents, and any co-trustee appointed pursuant to this Indenture, and counsel of the Indenture Trustee for, and to hold them harmless against, any loss, penalties, fines, forfeitures, legal fees, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses, including reasonable attorneys' fees, of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder; provided, that:
                                       --------

               (i) with respect to any such claim, the Indenture Trustee shall have given the Issuer written notice thereof promptly after the Indenture Trustee shall have knowledge thereof; provided, however, that the failure of the Indenture
                    --------  -------
                    Trustee to so notify the Issuer shall not relieve the Issuer of its obligations pursuant to this subparagraph;

               (ii) the Issuer shall assume the defense of any such claim;
                    provided, that if the Issuer shall not have employed counsel
                    --------
                    reasonably satisfactory to the Indenture Trustee to direct the defense of such claim within a reasonable time after such notice of the claim pursuant to paragraph (i) above, the Indenture Trustee shall have the right to direct the defense of such claim and retain its own counsel;

               (iii) the Indenture Trustee shall have the right to employ separate counsel with respect to any claim and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indenture Trustee unless the payment of such counsel has been authorized in writing by the Issuer, which consent shall not be unreasonably withheld by the Issuer; provided, that a conflict of interest shall be deemed to
                       --------
                       be reasonable grounds for retaining separate counsel by the Indenture Trustee; provided, further, that if the
                                              --------  -------
                       Indenture Trustee shall assume the defense of any claim as described in paragraph (ii) above, the Issuer shall pay the reasonable fees and expenses of Indenture Trustee's counsel in connection with the defense of such claim; and

               (iv) notwithstanding anything to the contrary in this Section 9.7(a)(3), the Issuer shall not be liable for settlement of any such claim by the Indenture Trustee entered into without the prior consent of the Issuer, which consent shall not be unreasonably withheld.

          Nothing in this Section 9.7 shall be construed to limit the exercise by the Indenture Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer's failure to pay any sums due the Indenture Trustee pursuant to this Section 9.7.

          (b) The provisions of this Section 9.7 shall govern all other provisions of this Indenture regarding the payment of the fees and expenses of the Indenture Trustee.

          (c) The Issuer's payment obligations under Section 9.7(a)(3) shall be satisfied solely from the funds owing to the Issuer pursuant to Section 5.2(c)(xvi). To secure the Issuer's payment obligations under Section 9.7(a)(3), the Indenture Trustee shall have a lien subordinate to the Noteholders on the Indenture Trust Estate. Such lien shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Indenture Trustee.

          (d) The payment obligations of the Issuer under this Section 9.7 shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Indenture Trustee.

          SECTION 9.8.    INDENTURE TRUSTEE ELIGIBILITY.  The Indenture Trustee
                          -----------------------------
shall be a corporation, bank or trust company organized and doing business under the laws of the United States of America or of any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by any federal or state banking authority (except as provided in Section 9.9 hereof). If such Indenture Trustee publishes reports of condition annually, or more frequently, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.8, the combined capital and surplus of such corporation shall be deemed to be the respective amount set forth in its most recently published report of condition. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 9.8, it shall resign immediately in the manner and with the effect hereinafter specified in this Article IX.

          SECTION 9.9.    RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR
                          -------------------------------------------------

          (a) No resignation or removal of the Indenture Trustee and no appointment of a successor trustee pursuant to this Article IX shall become effective until the acceptance of appointment by the successor trustee under
Section 9.10 hereof.

          (b) The Indenture Trustee or any trustee hereafter appointed may resign at any time by giving written notice of resignation to the Issuer, and by mailing notice of resignation by first-class mail, postage prepaid, to all of the Noteholders at their addresses appearing on the Register and to the Rating Agencies. Upon receiving notice of resignation of the Indenture Trustee, the Issuer may appoint a successor trustee, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Indenture Trustee and one copy to the successor trustee or trustees. The Indenture Trustee shall serve as trustee hereunder until a successor trustee shall have been appointed and shall have accepted such appointment; provided, however, that if no
                                          --------  -------
successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the Indenture Trustee may appoint a successor trustee.

          (c)  If at any time:

          (1)  the Indenture Trustee shall cease to be eligible under Section
     9.8 hereof and shall fail to resign, after written request therefor by the Issuer; or

          (2) (A) the Indenture Trustee shall become incapable of acting, (B) a court or governmental agency having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs, and any such decree or order shall have continued unstayed and in effect for a period of 60 consecutive days or (C) the Indenture Trustee commences a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing;

then, in any such case the Issuer hereby agrees with the Noteholders that it shall remove the Indenture Trustee by written request and appoint a successor trustee acceptable to Issuer by written instrument, in five counterparts, one copy of which instrument shall be delivered to the Indenture Trustee so removed, one copy to the successor trustee, and one copy to each of the Rating Agencies.

          (d) If Issuer fails to appoint a successor Indenture Trustee, the Indenture Trustee may be removed at any time by act of the Holders of a Majority-in-Interest of the Notes.

          (e) The Issuer shall give notice of the resignation or removal of the Indenture Trustee by mailing notice of such event by first-class mail, postage prepaid, to the Holders of the Notes as their names and addresses appear in the Register. Each notice shall include the name of the successor trustee and the address of its trust division or department. The notice required by this paragraph (e) may be given at the same time as the notice required by Section 9.10.

          SECTION 9.10.    ACCEPTANCE OF APPOINTMENT BY SUCCESSOR
                           --------------------------------------

          (a) Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and its predecessor trustee an instrument accepting such appointment hereunder. Upon the delivery and execution of the required instruments, the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder. Notwithstanding the foregoing, on request of the Issuer, or the successor trustee, such predecessor trustee shall, upon payment of its then unpaid charges due and payable under Section 9.7 hereof, execute and deliver an instrument transferring to such successor trustee all of the rights, powers and trusts of the predecessor trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such predecessor trustee hereunder. Upon request of any such successor trustee, the Issuer shall execute any and all instruments providing for more full and certain vesting in and confirming to such successor trustee all such rights, powers and trusts of this Indenture.

          (b) Upon acceptance of appointment by a successor trustee as provided in this Section 9.10, the Issuer shall mail notice thereof by first-class mail, postage prepaid, to the Holders at the Holders' addresses appearing upon the Register. If the Issuer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

          (c) Any successor trustee is subject to the approval of the Rating Agencies and must, at the time of such successor's acceptance of its appointment, meet the eligibility requirements set forth in this Article IX, and otherwise exercise the rights, remedies, powers and authority of the predecessor trustee with respect to the Indenture Trust Estate.

          (d) Notwithstanding the replacement of the Indenture Trustee or any successor trustee pursuant to the provisions of this Indenture, the Issuer's obligations set forth in Section 9.7 hereof shall survive such replacement and continue for the benefit of the resigning or replaced trustee.

          SECTION 9.11.    MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                           --------------------------------------------------
BUSINESS OF INDENTURE TRUSTEE.  Any corporation into which the Indenture
-----------------------------
Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee shall be the successor of the Indenture Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation shall be otherwise qualified and eligible under
--------
this Article IX. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may deliver the Notes so authenticated with the same effect as if such successor trustee had itself authenticated such Notes.

          SECTION 9.12.    CO-TRUSTEES AND SEPARATE INDENTURE TRUSTEES
                           -------------------------------------------

          (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Indenture Trust Estate may at any time be located, the Issuer and the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee, the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of such Indenture Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable to meet such legal requirements, subject to the other provisions of this Section 9.12. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment.

          (b) Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

          (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

          (1) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised, solely by the Indenture Trustee.

          (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

          (3) The Indenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Officer's Certificate to such effect, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 9.12, and, in case an Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 9.12.

          (4) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder.

          (5) Any act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

          SECTION 9.13.    STREIT ACT.  Any provisions required to be contained
                           ----------
in this Indenture by Section 126 of Article 4-A of the New York Real Property Law are
hereby incorporated, and such provisions shall be in addition to those conferred or imposed by this Indenture; provided, however, that to the extent that such
                              --------  -------
Section 126 shall not apply to this Indenture, said Section 126 shall not have any effect, and if said Section 126 should at any time be repealed or cease to apply to this Indenture; or be construed by judicial decision to be inapplicable, said Section 126 shall cease to have any further effect upon the provisions of this Indenture. In case of a conflict between the provisions of this Indenture and any mandatory provisions of Article 4-A of the New York Real Property Law, such mandatory provisions of said Article 4-A shall prevail; provided, that if said Article 4-A shall not apply to this Indenture, should at
--------
any time be repealed, or cease to apply to this Indenture, or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Indenture.

          SECTION 9.14.    TAX REPORTING.  Not later than February 1 of each
                           -------------
calendar year, the Indenture Trustee shall report to each Noteholder the amount of interest paid on the Notes, the amount of any original issue discount on the Notes, to the extent such amount was provided to the Indenture Trustee by the Issuer, and the amount of interest actually withheld for federal income taxes, if any, for the preceding calendar year.


                                   ARTICLE X

                                  AMENDMENTS

          SECTION 10.1.    AMENDMENTS WITHOUT CONSENT OF NOTEHOLDERS.  Without
                           -----------------------------------------
the consent of, or notice to, the Holders of any Notes, the Issuer and the Indenture Trustee may amend this Indenture at any time and from time to time for any of the following purposes:

          (a) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property; or

          (b)  to evidence the succession, in compliance with the provisions of
     Section 4.2(b) hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes; or

          (c) to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer; or

          (d) to convey, transfer, assign, mortgage or pledge any property to the Indenture Trustee to constitute additional Indenture Trust Estate; or

          (e) to cure any ambiguity, correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein or amend any other provisions with respect to matters or questions arising under this Indenture; provided, that such action shall not adversely affect
                           --------
     the interests of the Holders; or

          (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee or note registrar, pursuant to the requirements of Section 9.9 or Section 9.10 hereof.

          The Indenture Trustee is hereby authorized to join in the execution of any such amendment and to make any further appropriate agreements and stipulations which may be therein contained or required.

          SECTION 10.2.    AMENDMENTS WITH CONSENT OF NOTEHOLDERS AND THIRD
                           ------------------------------------------------
PARTIES
-------

          (a) With the consent of the Holders of a Majority-in-Interest of the Notes delivered to the Issuer and the Indenture Trustee, the Issuer, pursuant to a written request, and the Indenture Trustee may amend this Indenture for the purpose of adding to, changing or eliminating any of the provisions of this Indenture or of modifying the rights of Holders under this Indenture; provided,
                                                                      --------
however, that no such amendment shall, without the consent of the Holder of each
-------
Outstanding Note:

          (1) change the Maturity of the principal of, or any installment of principal of, interest on or Loan Yield Maintenance Amount, if any, with respect to any Note, or reduce the principal amount thereof or change the interest rate thereon, or change the provisions of this Indenture relating to the application of the Indenture Trust Estate to payment of principal of Notes, or change any place of payment where, or the coin or currency in which, the principal of or the interest of any Note is payable, or impair the right to institute Proceedings for the enforcement of the provisions of the Indenture requiring the application of funds available therefor, as provided in Article VII, to the payment of any amount due on the Notes on or after the Maturity thereof; or

          (2) reduce the percentage of the Aggregate Outstanding Principal Amount of the Notes, the consent of the Holders of which is required for any amendment, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

          (3) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

          (4) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive any Holder of the security afforded by the lien of this Indenture except as provided in 8.3(d) hereof or as otherwise expressly permitted hereby; or

          (5) reduce the percentage of the Aggregate Outstanding Principal Amount of the Notes, the consent of the Holders of which is required to direct the Indenture Trustee to sell the Indenture Trust Estate pursuant to
     Section 7.10 hereof; or

          (6) modify any of the provisions of this Section 10.2, except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture cannot be modified or waived without the consent of each Holder of an Outstanding Note affected thereby; or

          (7) modify any of the provisions of this Indenture in such a manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation).

          (b) Notwithstanding anything to the contrary herein, the prior written consent of Servicer shall be required in connection with any amendment that amends, modifies or alters any of the provisions of this Indenture with respect to the Servicing Fee or which would have the effect of subordinating, reducing or eliminating the payment of such amounts to Servicer or otherwise affecting the Servicer's rights with respect thereto.

          (c) Promptly after the execution by the Issuer and the Indenture Trustee of any amendment pursuant to this Section 10.2, the Indenture Trustee shall mail to the Holders and each Rating Agency a copy of the executed amendment. Any failure of the Indenture Trustee to mail such copy, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

          SECTION 10.3.    EXECUTION OF AMENDMENTS.  In executing, or permitting
                           -----------------------
the modifications of the trusts created by this Indenture or the additional trusts created by, any amendment of the Indenture permitted by this Article X, the Indenture Trustee, and the Noteholders shall be entitled to receive, and (subject to Sections 9.1 and 9.3 hereof) shall be fully protected in relying upon, an Opinion of Counsel to the Issuer stating that the execution of such amendment is authorized or permitted by this Indenture and that all conditions precedent thereto have been complied with. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise unless indemnified to the Indenture Trustee's satisfaction.

          SECTION 10.4.    EFFECT OF AMENDMENT.  Upon the execution of any
                           -------------------
amendment of this Indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to each Note and the respective rights, limitations, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such amendment shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 10.5.    REFERENCE IN NOTES TO AMENDMENTS.  Notes
                           --------------------------------
authenticated and delivered after the execution of any amendment of this Indenture pursuant to this Article X may, and, if required by the Issuer shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment. If the Issuer shall so require, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                  ARTICLE XI

                                 MISCELLANEOUS

          SECTION 11.1.    COMPLIANCE CERTIFICATES.  Whenever, upon any
                           -----------------------
application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall, to the extent required by any provision of this Indenture, furnish to the Indenture Trustee and the Rating Agencies an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and except in the case of any application or request as to which the furnishing of additional documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

          Every certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that the Person making such certificate has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

          (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

          SECTION 11.2.    FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE.  In
                           ------------------------------------------------
any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon an opinion of, or representations by, counsel, unless the Issuer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which its certificate or opinion is based are erroneous. Any Officer's Certificate or Opinion of Counsel by any other Person may be based, without independent investigation, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer, the Indenture Trustee or other appropriate Person, stating that the information with respect to such factual matters is in the possession of the Issuer, the Indenture Trustee or other appropriate Person, as the case may be, unless such Person knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          In connection with any application, certificate or report to the Indenture Trustee, whenever this Indenture provides that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any terms hereof, it is intended that the truth and accuracy of the facts and opinions stated in such document, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article IX hereof or to impose a duty on the Indenture Trustee to ascertain such truth or inaccuracy.

          Whenever this Indenture provides that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuance of a Default or Event of Default as provided in
Section 9.1(e) hereof.

          SECTION 11.3.    NOTICES, ETC. TO PARTIES.  All notices, requests or
                           ------------------------
other communications desired or required to be given under this Indenture to the Indenture Trustee and the Issuer shall be in writing and shall be sent by (a) certified or registered mail, return receipt requested, postage prepaid, (b) national prepaid overnight delivery service, (c) telecopy or other facsimile transmission (following with hard copies to be sent by national prepaid overnight delivery service) or (d) personal delivery with receipt acknowledged in writing, as follows:

          (a)  If to the Indenture Trustee:

               Bankers Trust Company
               Corporate Trust and Agency Services
               4 Albany Street
               New York, New York  10006
               Attention:  Structured Finance Team
               Telecopy:  212-250-6439

          (b)  If to the Issuer:

               Atherton Franchisee
               Loan Funding 1998-A LLC
               1001 Bayhill Drive, Suite 155
               San Bruno, California 94066
               Attention:  Treasurer
               Telecopy:  650-827-7950

          (c) If to a Noteholder: to such Person at the address of such Person listed in the Register;

          (d) Notices or consents required under this Indenture to be sent to Noteholders, including, but not limited to, notice of (i) the appointment of a successor Indenture Trustee, (ii) the payment of the Notes in full,
     (iii) any amendments to this Indenture (including amendments pursuant to Sections 10.1 and 10.2), (iv) any amendments or modifications to the documents specified in Section 3.1 hereof, shall in addition be sent by the Indenture Trustee (unless the Issuer or the Servicer is required to provide such notices to the Rating Agencies) to each Rating Agency at its respective address at (A) in the case of Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, (B) in the case of DCR, 17 State Street, 12th Floor, New York, New York 10004 and (C) in the case of Fitch IBCA, One State Street Plaza, New York, New York 10004.

          (e) Notices required under this Indenture to be sent to the Noteholders shall in addition be sent to the Issuer.

All notices shall be deemed given when actually received or refused by the party to whom the same is directed (except to the extent sent by certified or registered mail, return receipt requested, postage prepaid, in which event such notice shall be deemed given three days after the date of mailing). Each party may designate a change of address or supplemental address(es) by notice to the other parties, given at least 15 days before such change of address is to become effective.

          SECTION 11.4.    NOTICES AND INFORMATION TO NOTEHOLDERS; WAIVER.
                           ----------------------------------------------
Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid, to each Noteholder affected by such event, at its address as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          SECTION 11.5.    EFFECT OF HEADINGS AND TABLE OF CONTENTS.  The
                           ----------------------------------------
Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 11.6.    SUCCESSORS AND ASSIGNS.  All covenants and agreements
                           ----------------------
this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

          SECTION 11.7.    SEVERABILITY.  In case any provision in this
                           ------------
Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 11.8.    LEGAL HOLIDAYS.  If any Payment Date or other date
                           --------------
for the payment of principal of, interest on or Loan Yield Maintenance Amount, if any, in respect of, any Note is proposed to be paid, or any date on which mailing of notices by the Indenture Trustee to any person is required pursuant to any provision of this Indenture, shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment or mailing of such notice need not be made on such date, but may be made or mailed on the next succeeding Business Day with the same force and effect, and in the case of payments, no interest shall accrue for the period from and after the date on which such payment was due to the next succeeding Business Day when paid.

          SECTION 11.9.    RECORDING OF INDENTURE.  If this Indenture is subject
                           ----------------------
to recording in any appropriate public recording office, such recording is to be effected by the Issuer at its expense.

          SECTION 11.10.    LIMITED OBLIGATIONS.  No recourse for obligations
                            -------------------
hereunder or any other obligation running directly for the benefit of the Indenture Trustee may be taken, directly or indirectly, against any member, officer or director of the Issuer or of any predecessor or successor of the Issuer, any member of, or Holder of a beneficial interest in, the Issuer or any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Indenture Trustee or of any predecessor or successor of the Indenture Trustee with respect to the Issuer's obligations with respect to the Notes or the obligation of the Issuer or the Indenture Trustee under this Indenture or any certificate or other writing delivered in connection herewith or therewith.

          SECTION 11.11.    GOVERNING LAW.  THIS INDENTURE, EACH INDENTURE
                            -------------
SUPPLEMENTAL HERETO AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

          SECTION 11.12.    COUNTERPARTS.  This Indenture may be executed by the
                            ------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which shall together constitute but one and the same instrument.


                 [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their duly authorized officers all as of the day and year first above written.

                                       ATHERTON FRANCHISEE LOAN FUNDING
                                          1998-A LLC

                                       By:  Atherton Intermediate Funding
                                            1998-A, Inc., its Managing Member


                                       By:  /s/ Mark H. McGourty
                                            ------------------------------------
                                            Name:  Mark H. McGourty
                                            Title:  Treasurer


                                       BANKERS TRUST COMPANY,
                                       not in its individual capacity but
                                       solely in its capacity as Indenture
                                       Trustee


                                       By:  /s/ Peter Becker
                                            ------------------------------------
                                            Name: Peter Becker
                                            Title: Assistant Secretary

                                   APPENDIX A

                                  DEFINITIONS

          Acceleration Date shall mean the date on which the acceleration of the maturity of the Notes occurs pursuant to Section 7.2 of the Indenture.

          Account shall mean any account or fund, and any subaccount thereof, established under Article V of the Indenture. In the event any Account is not maintained in the corporate trust department of the Indenture Trustee or the Certificate Trustee, such Account shall be maintained at an Eligible Institution.

          Accounting Date shall mean with respect to a Payment Date the fifth Business Day preceding such Payment Date.

          Accrual Period shall mean with respect to any Payment Date, the period from and including the first day of the calendar month preceding the month in which such Payment Date occurs through and including the last day of such month.

          Affiliate shall mean with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Affiliate Guarantee, with respect to a Loan, shall mean the guarantee (including a secured guarantee) contained in the Loan Documents of certain Borrowers relating to each such Borrower's Loan from an Affiliate of the Borrower of the Borrower's obligations under such Loan.

          Affiliated Borrowers shall mean Borrowers under common control.

          Agent Member shall mean a DTC participant who maintains accounts for purchasers of securities.

          Aggregate Notional Amount shall mean as of any date of determination with respect to the Class A-X Notes, the sum of the Aggregate Outstanding Principal Amount of the Notes and the Issuer Balance.

          Aggregate Outstanding Principal Amount shall mean as of any date of determination, (i) with respect to the Notes, other than the Class A-X Notes, the Initial Aggregate Principal Amount of all Notes less any payment of principal on such Notes and all Write-down Amounts attributable to the Notes prior to such date of determination, (ii) with respect to any Class of Notes, other than the Class A-X Notes, the Initial Aggregate Principal Amount of all Notes of such Class, less any payment of principal on such Notes and all Write-down Amounts attributable to such Class of Notes prior to such date of determination and
(iii) with respect to the Loans, the aggregate Remaining Principal Payments of all Loans, less all Net Losses, at such date of determination.

          Assigned Assets shall mean the Loans and related Collateral, together with all interest accrued thereon from and including the Cut-Off Date to but not including the Closing Date (but not including the Pre-Cut-Off Date Loan Payments) and all escrow deposits relating thereto.

          Assignment of Leasehold Mortgage shall mean with respect to each Leasehold Mortgage, the one or more executed original assignments in recordable form evidencing the assignment of the related Leasehold Mortgage from the Seller to the Issuer and from the Issuer to the Indenture Trustee for the benefit of the Noteholders.

          Authorized Officer (i) in the case of the Issuer, shall mean the President, Treasurer, Secretary or any Vice President of the Depositor, as sole member of the Issuer, (ii) in the case of the Servicer, shall mean any Vice President or more senior officer thereof and (iii) in the case of the Indenture Trustee, shall mean any officer in the Corporate Trust and Agency Group of the Indenture Trustee (or any successor group of the Indenture Trustee) including any managing director, vice president, assistant vice president, assistant secretary, assistant treasurer of any other officer or assistant officer of the Indenture Trustee customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Indenture Trustee's Trust Office because of such officer's knowledge and familiarity with the particular subject.

          Available Funds shall mean with respect to a Payment Date, (i) any and all of amounts held in the Distribution Account (other than with respect to Loan prepayments, repurchases or payments made in respect of Defaulted Loans) on the related Accounting Date representing payments on the Loans which were due in the related Due Period or any prior Due Period, (ii) with respect to any Loan prepayment (or repurchase) or payment made in respect of a Defaulted Loan received during the related Prepayment Period or any prior Prepayment Period (to the extent not distributed on the related Payment Date), the Prepayment Amount relating thereto (in the case of Defaulted Loan, to the extent actually received and net of related reimbursements for advances of servicing expenses), (iii) all amounts on deposit in the Reserve Account on the related Accounting Date, and
(iv) any P&I Advances on deposit in the Distribution Account on such Payment Date; provided, however, that Available Funds shall not include any Early
      --------  -------
Payments held in the Collection Account.

          Bankruptcy Code shall mean Title 11 of the United States Code, as amended.

          Bankruptcy Law shall have the meaning accorded such term in the Servicing Agreement.

          Base Interest Fraction shall mean, with respect to any principal prepayment on any Loan and with respect to any Class of Notes (other than the Class A-X Notes), a fraction (A) whose numerator is the greater of (x) zero and
(y) the difference between (i) the Note Rate on the
most senior Class of Notes receiving a distribution of principal on such Payment Date (and, if the most senior Class of Notes receiving distributions is the Class A Notes, as long as the Class A-1 Notes are outstanding, the Class A-1 Note Rate, otherwise the Class A-2 Note Rate) and (ii) the Prepayment Discount Rate for such Loan and (B) whose denominator is the difference between (i) the Loan Rate of the Loan and (ii) the Converted Treasury Yield; provided, however,
                                                             --------  -------
that with respect to Loans for which the Loan Yield Maintenance Amount is a fixed amount or based on a fixed percentage, the Base Interest Fraction shall be equal to 25%; provided, further, however, that under no circumstances shall the
              --------  -------  -------
Base Interest Fraction be greater than one. If such Prepayment Discount Rate for such Loan is greater than the Loan Rate on such Loan, then the Base Interest Fraction shall equal zero.

          Basic Documents shall mean the Loan Sale and Purchase Agreement, the Pooling Agreement, the Certificate Purchase Agreement, the Indenture, the Servicing Agreement, and other documents and certificates delivered in connection with any of the above.

          Benefit Plan Investor shall mean each purchaser and each transferee of a Note for which part of the funds being used to purchase such Notes constitutes assets of an employee benefit plan (as defined in section 3(3) of ERISA), whether or not it is subject to the provisions of Title I of ERISA, or assets of a plan described in section 4975(e)(l) of the Code.

          Borrower shall mean the party executing a Promissory Note to evidence its obligations thereunder, and its successors and assigns.

          Business Day shall mean any day that is not a Saturday, Sunday or a day on which banking institutions located in (a) the City of New York, New York,
(b) San Francisco, California, or (c) the city and state where the principal offices of each of the Indenture Trustee and the Servicer are located, are authorized or obligated by law or executive order to be closed.

          Business Value means what one franchisee in good standing would pay another franchisee for the right to operate a franchise unit in the specified location, as determined by a third party independent valuation consultant.

          CERCLA shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

          Certificate of Beneficial Ownership shall mean the Certificate of Beneficial Ownership issued pursuant to the Pooling Agreement.

          Certificate of Formation shall mean the Certificate of Formation of the Issuer filed with the Secretary of State of the State of Delaware.

          Certificate Purchase Agreement shall mean the Certificate Purchase Agreement between the Depositor and the Issuer.

          Certificate Trustee shall mean Bankers Trust Company, a New York banking corporation, until a successor Person shall have become the Certificate Trustee pursuant to the applicable provisions of the Pooling Agreement, and thereafter "Certificate Trustee" shall mean such successor Person.

          Class shall mean each respective class of Notes.

          Class A Note shall mean each Class A-1 Note, Class A-2 Note and the Class A-X Note issued pursuant to Article II of the Indenture.

          Class A Interest Distribution shall mean with respect to any Payment Date, the sum of (a) the Class A-1 Interest Distribution and (b) the Class A-2 Interest Distribution.

          Class A-1 Interest Distribution shall mean with respect to the Class A-1 Notes on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class A-1 Note Rate on the Aggregate Outstanding Principal Amount of the Class A-1 Notes on the Business Day immediately prior to such Payment Date and (b) any previously accrued and unpaid interest for prior Payment Dates.

          Class A-1 Note shall mean each Class A-1 Note issued pursuant to
Article II of the Indenture.

          Class A-1 Note Rate shall mean, with respect to any Accrual Period, a per-annum rate equal to ***/1/.

          Class A-2 Interest Distribution shall mean with respect to the Class A-2 Notes on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class A-2 Note Rate on the Aggregate Outstanding Principal Amount of the Class A-2 Notes on the Business Day immediately prior to such Payment Date, plus (b) any previously accrued and unpaid interest for prior Payment Dates.

          Class A-2 Note shall mean each Class A-2 Note issued pursuant to
Article II of the Indenture.

          Class A-2 Note Rate shall mean, with respect to any Accrual Period, a per-annum rate equal to ***.

          Class A-X Distribution shall mean with respect to the Class A-X Notes on any Payment Date, the amount of interest accrued during the related Accrual Period at the Class A-X Note Rate on the Aggregate Notional Amount of the Class A-X Notes on the Business Day immediately prior to such Payment Date.

------------------
      /1/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

          Class A-X Note shall mean each Class A-X Note issued pursuant to
Article II of the Indenture.

          Class A-X Note Rate shall mean, with respect to any Accrual Period, a per annum rate equal to (i) the calculated WAPT Rate less (ii) the Total Weighted Average Rate.

          Class B Interest Distribution shall mean, with respect to the Class B Notes on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class B Note Rate on the Aggregate Outstanding Principal Amount of the Class B Notes on the Business Day immediately prior to such Payment Date and (b) any previously accrued and unpaid interest for prior Payment Dates.

          Class B Note shall mean each Class B Note issued pursuant to Article II of the Indenture.

          Class B Note Rate shall mean, with respect to any Accrual Period, a per-annum rate equal to ***/2/.

          Class C Interest Distribution shall mean, with respect to the Class C Notes on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class C Note Rate on the Aggregate Outstanding Principal Amount of the Class C Notes on the Business Day immediately prior to such Payment Date and (b) any previously accrued and unpaid interest for prior Payment Dates.

          Class C Note shall mean each Class C Note issued pursuant to Article II of the Indenture.

          Class C Note Rate shall mean, with respect to any Accrual Period, a per-annum rate equal to ***.

          Class D Interest Distribution shall mean, with respect to the Class D Notes on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class D Note Rate on the Aggregate Outstanding Principal Amount of the Class D Notes on the Business Day immediately prior to such Payment Date and (b) any previously accrued and unpaid interest for prior Payment Dates.

          Class D Note shall mean each Class D Note issued pursuant to Article II of the Indenture.

----------------------
      /2/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

          Class D Note Rate shall mean, with respect to any Accrual Period, a per annum rate equal to ***/3/.

          Class E Interest Distribution shall mean with respect to the Class E Notes on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class E Note Rate on the Aggregate Outstanding Principal Amount of the Class E Notes on the Business Day immediately prior to such Payment Date and (b) any previously accrued and unpaid interest for prior Payment Dates.

          Class E Note shall mean each Class E Note issued pursuant to Article II of the Indenture.

          Class E Note Rate shall mean with, respect to any Accrual Period, a per-annum rate equal to ***.

          Class F Interest Distribution shall mean with respect to the Class F Notes on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class F Note Rate on the Aggregate Outstanding Principal Amount of the Class F Notes on the Business Day immediately prior to such Payment Date and (b) any previously accrued and unpaid interest for prior Payment Dates.

          Class F Note shall mean each Class F Note issued pursuant to Article II of the Indenture.

          Class F Note Rate shall mean, with respect to any Accrual Period, a per-annum rate equal to ***.

          Closing Date shall mean the date on which the Notes are first executed, authenticated and delivered.

          Code shall mean the Internal Revenue Code of 1986, as amended, or any successor statute thereto, including the regulations promulgated thereunder.

          Collateral shall mean, with respect to a Loan, the related Security Agreement, the Leasehold Mortgage or the Mortgage, if any, the Affiliate Guarantee, if any, and any other Loan Documents and the security interests and liens granted thereunder.

          Collection Account shall mean the Account by that name established, maintained and disbursed pursuant to Article V of the Indenture.


------------------
       /3/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

          Concept or Concepts shall mean individually or collectively the franchise concepts owned or leased and operated under ***./4/

          Condemnation Proceeds shall mean all compensation, awards and proceeds received by or on behalf of a Borrower as a result of a condemnation (which term shall include any damage or taking by any governmental or quasi-governmental authority and any transfer by private sale in lieu thereof), net of all reasonable direct fees, costs (exclusive of overhead) and disbursements incurred in connection with the collection thereof or the restoration or replacement of the Borrower's collateral as contemplated by the Loan Documents.

          Controlling Class shall mean the most subordinate Class of Notes then outstanding whose Aggregate Principal Amount is at least equal to 25% of the Initial Aggregate Principal Amount of such Class of Notes.

          Controlling Party shall mean (x) while the Issuer Balance is greater than zero, the Issuer, and (y) after the Issuer Balance has been reduced to zero, the Holders of a Majority-in-Interest of the Controlling Class.

          Converted Treasury Yield shall mean the yield available, or if there is more than one yield available, the average yields, on United States Treasury non-callable bonds (excluding Flower Bonds) and notes having a maturity date closest to the Remaining Average Life, as reported in The Wall Street Journal or similar publication on the fifth Business Day preceding the date prepayment will be made, converted to a twelve-month "equivalent yield" plus twenty-five basis
                                                        ----
points (0.25%).

          Custodian shall mean Bankers Trust Company of California, N.A., a national banking association.

          Cut-Off Date shall mean the close of business August 1, 1998.

          DCR shall mean Duff & Phelps Credit Rating Co.

          Default shall mean any occurrence that is, or with notice or the lapse of time or both, would become an Event of Default.

          Defaulted Loan shall mean a Loan (a) as to which the Servicing Advisor has determined in its sole discretion, for purposes of the Indenture, that eventual payment of Scheduled Payments is unlikely or (b) which is a Delinquent Loan for which a Scheduled

-------------------
     /4/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

Payment is overdue (without taking into account any extension of the due date for any such Scheduled Payment) for more than 120 consecutive days.

          Delinquent Borrower shall mean a Borrower of a Delinquent or Defaulted Loan.

          Delinquent Loan shall mean a Loan (a) as to which a Scheduled Payment was not received as of the date on which such payment was due and payable and
(b) which is not a Defaulted Loan.

          Depositor shall mean Atherton Intermediate Funding 1998-A, Inc., a special purpose corporation organized under the laws of the State of Delaware, and its successors and assigns.

          Determination Date, as used in the definitions of the terms Prepayment Amount and Remaining Principal Payments, shall mean the date Remaining Principal Payments are to be prepaid (in the case of a prepaid Loan) or accelerated (in the case of a Defaulted Loan).

          Distribution Account shall mean the Distribution Account established and maintained by the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture.

          DOL shall mean the United States Department of Labor.

          DTC shall mean The Depository Trust Company.

          Due Period shall mean with respect to a Payment Date, the period from and including the second day of the calendar month preceding the month in which such Payment Date occurs through and including the first day of the calendar month in which such Payment Date occurs.

          Early Payment shall mean with respect to a Loan and any Payment Date, any Scheduled Payment in respect of such Loan which is due for any Due Period subsequent to the Due Period relating to such Payment Date. An Early Payment shall not be deemed a prepayment of any Loan.

          Eligible Institution shall mean a depository institution organized under the laws of the United States of America or any one of the States thereof
(a) the deposits of which are insured, to the full extent permitted by applicable law, by the FDIC through the Bank Insurance Fund, which is subject to supervision and examination by federal or state authorities, (b) whose long-term unsecured debt rating is AAA by each of Standard & Poor's, Fitch IBCA, if rated by Fitch IBCA, and DCR, if rated by DCR, or certificate of deposit rating is at least A-1+ by Standard & Poor's, F1+ by Fitch IBCA, if rated by Fitch IBCA, and D-1+ by DCR, if rated by DCR) or (c) with respect to the Collection Account, as long as Mellon Mortgage Company is the Servicer, Mellon Bank, N.A.

          Eligible Investments at any time means any of the following:

          (i)    Government Obligations; or

          (ii) commercial paper having an original maturity of less than 270 days and a rating in the highest rating category of Standard & Poor's, Fitch IBCA, if rated by Fitch IBCA, and DCR, if rated by DCR, at the time of such investment; or

          (iii) certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee or any agent of the Indenture Trustee acting in its commercial capacity so long as it is an Eligible Institution) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment such (a) depository institution or trust company has a long-term unsecured debt rating (in the case of obligations of 270 days or over) or short-term unsecured debt rating (in the case of obligations under 270 days) in the highest rating category of Standard & Poor's, Fitch IBCA, if rated by Fitch IBCA, and DCR, if rated by DCR, and provided that each such investment has an original maturity of less than 365 days, or (b) demand or time deposit or certificate of deposit is fully insured by the FDIC through the Bank Insurance Fund; or

          (iv) repurchase obligations with respect to (a) any security described in clause (i) collateralized at 105% of the principal amount of such repurchase obligations or (b) any other security issued or guaranteed as to timely payment by an agency or instrumentality of the United States of America, collateralized at 105% of the principal amount of such repurchase obligations in either case entered into with a depository institution or trust company (including the Indenture Trustee), acting as principal, whose obligations having the same maturity as that of the repurchase agreement would be Eligible Investments under clause (iii) above (provided that the counterparty is rated at least A-1+ by Standard & Poor's, F1+ by Fitch IBCA, if rated by Fitch IBCA, and D-1+ by DCR, if rated by DCR); or

          (v) a guaranteed investment contract issued by any insurance company or other corporation having a claims-paying ability rating, counter-party risk rating, long-term unsecured debt rating or guaranteed by an entity with such rating in the highest rating category of Standard & Poor's, Fitch IBCA, if rated by Fitch IBCA, and DCR, if rated by DCR, at the time of such investment; or

          (vi) investments in money market funds (which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940) having a rating of AAA-m or AAAM-G from Standard & Poor's (including funds for which the Indenture Trustee or any of its affiliates acts as an investment advisor or manager), having a rating of AAA by Fitch IBCA, if rated by Fitch IBCA, and having a rating of AAA by DCR, if rated by DCR; or

          (vii) investments approved in writing by the Majority-in-Interest of the Notes and acceptable to the Rating Agencies.

          Environmental Laws shall mean any foreign, federal, state or local statute, code, ordinance, rule, regulation, permit, consent, approval, license, judgment, order, writ, judicial decision, common law rule, decree, agency interpretation, injunction or other authorization or requirement whenever promulgated, issued, modified or otherwise in effect, including the requirement to register underground storage tanks, relating to: (i) emissions, discharges, spills, releases or threatened releases of Hazardous Substances or materials containing Hazardous Substances, into ambient air, surface water, groundwater, watercourses, publicly or privately owned treatment works, drains, sewer systems, wetlands, septic systems or onto land; (ii) the use, treatment, storage, disposal, handling, manufacturing, transportation, or shipment of Hazardous Substances, materials containing Hazardous Substances (or of equipment or apparatus containing Hazardous Substances) as defined in or regulated under the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1801 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
(S) 9601 et seq., and/or the Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq., and their implementing regulations as they may be amended from time to time or (iii) otherwise relating to pollution or the protection of human health or the environment.

          ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

          Event of Default shall have the meaning accorded to such term in
Article VII of the Indenture.

          FCR shall mean the fixed charge coverage ratio which, for any 12-month period is equal to the sum of the adjusted fee cash flow and occupancy cost divided by the sum of occupancy cost and total debt service.

          FDIC shall mean The Federal Deposit Insurance Corporation, or any successor thereto.

          Fee Mortgage Loan shall mean a Loan secured by a mortgage on the fee interest of the real property where the franchise unit is located.

          Fiduciary with respect to a Plan shall have the meaning accorded to such term in ERISA.

          1st Leasehold Mortgage, 3rd Party Lessor Loan shall mean a Loan secured by a tenant's leasehold interest in the building and the land.

          Fiscal Year shall mean the calendar year from each January 1 to the following December 31.

          Fitch shall mean Fitch IBCA, Inc.

          Franchise Agreement shall mean with respect to any Borrower, the franchise agreement with a franchisor pursuant to which the Borrower operates its franchise business at the location specified in such agreement.

          Franchisor Lease Loan shall mean any Loan whereby the franchisor is the lessor under the related lease and the Borrower is the lessee and an intercreditor or tri-party agreement among the Seller, the Borrower and the franchisor provides each party with specific cure rights based upon the nature of the default.

          Garn Act shall mean the Garn-St. Germain Depository Institutions Act of 1982.

          Global Securities shall mean Notes issued in the form of one or more fully registered global notes deposited with, or on behalf of, DTC and registered in the name of DTC or its nominee.

          Government Obligations shall mean (i) non-callable direct obligations of, or non-callable obligations fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America, or (ii) an investment in a no-load money market fund rated AAA-G by Standard & Poor's, the assets of which are invested solely in obligations described in (i).

          Grant shall have the meaning specified in the Granting Clauses of the Indenture.

          Grantor Trust shall mean the grantor trust created pursuant to the terms of the Pooling Agreement.

          Ground Lease Loan shall mean a Loan secured by a trust deed/mortgage on both the tenant's interest under the ground lease and the tenant's ownership of the improvements subject to the ground lease.

          Hazardous Substances shall mean (a) hazardous materials, hazardous wastes, hazardous substances and toxic substances as those terms are defined under the following statutes and their implementing regulations as they may be amended from time to time: the Hazardous Materials Transportation Act, 49 U.S C.
(S) 1791 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601 et seq., the Clean Water Act, 33 U.S.C. (S) 1251 et seq., and the Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq., (b) petroleum and petroleum products including crude oil and any fractions thereof,
(c) natural gas, synthetic gas and any mixtures thereof, (d) asbestos and/or any material which contains any hydrated mineral silicate, including, without limitation, chrysotile, amosite, crocidolite, tremolite, anthophyllite and/or actinolite, whether friable or nonfriable, (e) PCBs, or PCB-containing materials or fluids, (f) radon, (g) any other hazardous, radioactive, toxic or noxious substance, material, pollutant, contaminant, product, by-product or solid, liquid or gaseous waste, and (h) any other substance regulated by any Environmental Laws.

          Holder shall mean a Noteholder.

          Indenture shall mean the Indenture of Trust, dated as of August 1, 1998, between the Issuer and the Indenture Trustee, as the same may be amended or supplemented from time to time.

          Indenture Trust Estate shall have the meaning specified in the Granting Clauses of the Indenture.

          Indenture Trustee shall mean Bankers Trust Company, a New York banking corporation, until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of the Indenture, and thereafter "Indenture Trustee" shall mean such successor Person.

          Independent Accountant shall mean the firm of independent accountants appointed by the Servicer pursuant to Section 3.3 of the Servicing Agreement.

          Independent Director with respect to the Depositor shall mean a natural person who, for the five-year period prior to his or her appointment as Independent Director has not been, and during the continuation of his or her service as Independent Director is not: (i) an employee, director, stockholder, partner or officer of the Depositor or any of its affiliates (other than his or her service as an Independent Director of the Depositor or any affiliate of the Depositor); (ii) a customer or supplier that derives more than ten percent of its revenues from the Issuer or any of its affiliates; or (iii) any member of the immediate family of a person described in (i) or (ii).

          Ineligible Loan shall have the meaning accorded to such term in the Loan Sale and Purchase Agreement.

          Initial Aggregate Notional Amount shall mean with respect to the Class A-X Notes, $201,339,799.

          Initial Aggregate Principal Amount shall mean approximately (i) $190,266,110 with respect to all Notes, (ii) $ ***/5/ with respect to the Class A-1 Notes, (iii) $ *** with respect to the Class A-2 Notes, (iv) $ *** with respect to the Class B Notes, (v) $ *** with respect to the Class C Notes, (vi) $ *** with respect to the Class D Notes, (vii) $ *** with respect to the Class E Notes, (viii) $ *** with respect to the Class F Notes and (ix) $ *** with respect to the Loans.

-------------------
        /5/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

          Initial Deposit shall mean the initial deposit into the Collection Account and represents payments, if any, made in respect of the Loans after the Cut-Off Date and prior to the Closing Date.

          Initial Issuer Balance shall mean $11,073,689.

          Initial Notional Amount shall mean, with respect any Class A-X Note, the initial notional amount of such Class A-X Note on the Closing Date as indicated thereon.

          Initial Principal Amount shall mean, with respect to any Note, the initial principal amount of such Note on the Closing Date as indicated thereon.

          Initial Purchaser shall mean PaineWebber Incorporated and its successors and assigns.

          Insurance Policy or Insurance Policies shall mean any insurance policy or policies maintained by a Borrower in accordance with the requirements of its Loan Documents or by the Servicer pursuant to the Servicing Agreement with respect to any Loan.

          Insurance Proceeds shall mean any amounts received upon settlement of a claim filed under an Insurance Policy (including proceeds of title insurance), net of direct fees, costs (exclusive of overhead) and disbursements incurred in connection with the collection thereof or the restoration or replacement of such Borrower's collateral as contemplated by the Loan Documents.

          Interest Distribution shall mean, with respect to each Class of Notes other than the Class A-X Notes, the amount designated as the Interest Distribution for such Class of Notes, and with respect to the Class A-X Notes, the Class A-X Distribution.

          Interest Payment shall mean, with respect to a Payment Date and a Loan, any payment of interest due from the Borrower in respect of such Loan in the related Due Period.

          Investment Income shall mean the difference (but not below zero) of
(i) the sum of all investment interest or other earnings on Accounts that are part of the Trust Estate, minus (ii) any investment losses incurred in respect of Accounts that are part of the Trust Estate.

          IRS shall mean the Internal Revenue Service.

          Issuer shall mean Atherton Franchisee Loan Funding 1998-A LLC, a special purpose limited liability company organized under the laws of the State of Delaware, and its successors and assigns.

          Issuer Balance shall mean on any date, an amount equal to the difference, if any, obtained by subtracting (i) the Aggregate Outstanding Principal Amount of the Notes from (ii) the Aggregate Outstanding Principal Amount of the Loans.

          Issuer Rate shall mean, with respect to any Accrual Period, a per annum rate equal to ***./6/

          Late Payment Charges shall mean, with respect to a Payment Date and a Loan, all late payment charges (as described in the Promissory Note) due for such Loan in respect of the related Due Period.

          Leasehold Mortgage shall mean the leasehold mortgage (or collateral assignment of lease) with respect to any lease, if any, securing the obligations of the Borrower under its Promissory Note, as such leasehold mortgage (or assignment of lease) may be amended, modified or renewed from time to time.

          Limited Liability Company Agreement shall mean the limited liability company agreement of the Issuer.

          Liquidated Loan shall mean any Defaulted Loan as to which the Servicing Advisor has reasonably determined that all amounts it reasonably expects to collect with respect to such Defaulted Loan have been collected.

          Liquidation Date shall mean, with respect to a Defaulted Loan, the date on which such Defaulted Loan is determined to be a Liquidated Loan.

          List of Loans shall mean the schedule listing all of the Loans constituting a part of the Trust Estate under the Indenture, which schedule shall set forth or include for each Loan listed thereon (i) the name of the Borrower under such Loan, (ii) the original principal amount of the Promissory Note evidencing such Loan, (iii) the original and the remaining term to the Maturity Date of such Loan, (iv) the amortization term of such Loan and (v) the interest rate.

          Loan shall mean any Restaurant Loan or Specialty Retail Loan and Loans, collectively, shall mean the Restaurant Loans and the Specialty Retail Loans.

          Loan Documents shall mean, with respect to a Loan, those instruments, agreements, guaranty documents, certificates or other writings, now or hereafter executed and delivered by the Borrower in respect of such Loan, including, without limitation, those which are required to be included in the Loan File therefor, as the same may be modified, amended, consolidated, continued or extended from time to time.

          Loan File shall mean the following instruments and documents in connection with each Loan:

------------------
        /6/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

          (i) the executed original of the Promissory Note endorsed to the order of the Depositor and then to the order of the Certificate Trustee, on behalf of the Grantor Trust;

          (ii) an executed original of the loan agreement between the Borrower and the Seller relating to the Loan;

          (iii) an executed original Security Agreement;

          (iv)  either

             (a) the original Mortgage, with evidence of recording thereon, or a duplicate original of such Mortgage, if applicable, together with escrow instructions requiring such Mortgage to be dispatched to the appropriate public recording office for recordation; or

             (b) an executed original Leasehold Mortgage, in appropriate form for recording (with the possible exception of the obtaining of a landlord signature) or with evidence of recording thereon;

          (v)   an executed original Affiliate Guaranty, if applicable;

          (vi) the UCC-1 financing statement, with evidence of filing thereon, or a copy of the original UCC-1 financing statement, together with escrow instructions requiring such UCC-1 financing statement to be dispatched to the appropriate public filing office;

          (vii) an executed original of each landlord, mortgagee or prior lien or estoppel, if applicable;

        (viii) an executed original of an intercreditor or similar agreement among the franchisor, the Seller and the Borrower, if applicable;

          (ix) an executed original of a subordination of lessor's lien or similar agreement between the franchisor and the Seller, if applicable;

          (x) the original title insurance policy, if applicable; together with all riders thereto; or in the event that the original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report, or an original title commitment, or copy thereof certified by the title company;

          (xi)  applicable certificates of insurance;

         (xii)  the environmental indemnity, if applicable;

        (xiii)  an assignment of Mortgage; and

         (xiv) any other credit or security document necessary for the enforcement of such Loan, if applicable.

          Loan Payments shall mean, with respect to a Payment Date and a Loan, the sum of all Principal Payments, Interest Payments, Loan Yield Maintenance Amounts, if any, Late Payment Charges, if any, and any other amounts received from the Borrower in respect of such Loan for the related Due Period.

          Loan Rate shall mean, with respect to each Loan, the rate of interest borne as set forth on the List of Loans.

          Loan Sale and Purchase Agreement shall mean the Loan Sale and Purchase Agreement, dated as of August 1, 1998, between the Seller and the Issuer.

          Loan Yield Maintenance Amount, with respect to any prepaid Loan or Defaulted Loan which is not a Repurchased Loan, shall mean the loan yield maintenance amount specified in the related loan agreement.

          LTV or LTV Ratio shall mean with respect to any Loan the original principal amount of a Loan divided by the related Business Value determined at origination.

          LUST shall mean leaking underground storage tank.

          Majority-in-Interest shall mean Holders of Notes representing in excess of fifty percent (50%) of the Percentage Interests or, with respect to any Class of Notes, Holders of Notes representing in excess of fifty percent (50%) of the Percentage Interests of such Class or, with respect to the Class A-X Notes, the Class A-X Noteholders representing in excess of fifty percent (50%) of the Percentage Interests of such members.

          Maturity shall mean, with respect to any Note, the date on which the unpaid principal of such Note becomes due and payable as provided in the Indenture, whether at its stated maturity or otherwise.

          Maturity Date, with respect to any Loan, shall have the meaning specified in the Promissory Note evidencing such Loan.

          Mortgage shall mean any mortgage or deed of trust or deed to secure a Loan entered into by a Borrower (but not including Leasehold Mortgages) creating a lien on and a security interest in the Mortgaged Property securing the obligations of the Borrower under the related Promissory Note, together with any other security instruments and any related UCC financing and continuation statements delivered by the Borrower, including, in all events, the property and rights assigned under all such instruments, together with all amendments, substitutions and replacements of any of the foregoing.

          Mortgage Assignment shall mean, with respect to each Mortgage, one or more executed original assignments in recordable form evidencing the assignment of the related Mortgage from the Seller to the Issuer and from the Issuer to the Indenture Trustee for the benefit of the Noteholders.

          Mortgage Title Insurance shall mean title insurance obtained by the Seller in connection with a Mortgage or Leasehold Mortgage securing a Loan.

          Mortgaged Property shall mean, collectively, all fee simple (or ground lessee) interests of the mortgagor in any real property, including the improvements thereon, subject to the lien of a Mortgage which secures a Loan.

          Net Loss shall mean, with respect to a Liquidated Loan, the amount equal to (i) the Remaining Principal Payments with respect to such Loan on the Business Day immediately prior to the Liquidation Date for such Liquidated Loan, less (ii) all principal received in liquidation of such Loan, net of any Servicing Advances and Reimbursements of the Servicer and Servicing Advisor.

          1933 Act shall mean the Securities Act of 1933, as amended, and the applicable published rules and regulations thereunder.

          1934 Act shall mean the Securities Exchange Act of 1934, as amended, and the applicable published rules and regulations thereunder.

          1940 Act shall mean the Investment Company Act of 1940, as amended, and the applicable published rules and regulations thereunder.

          Note or Notes shall mean any note or notes, as the case may be, issued pursuant to the Indenture.

          Noteholder shall mean the registered owner of a Note as evidenced by the Note Register.

          Note Obligations shall mean any and all liabilities and obligations under or in connection with the Notes, including, without limitation, any and all liabilities and obligations for payment of principal, interest and Loan Yield Maintenance Amount, if any, under the Notes.

          Note Rate shall mean (i) with respect to the Class A-1 Notes, the Class A-1 Note Rate, (ii) with respect to the Class A-2 Notes, the Class A-2 Note Rate, (iii) with respect to the Class A-X Notes, the Class A-X Note Rate,
(iv) with respect to the Class B Notes, the Class B Note Rate, (v) with respect to the Class C Notes, the Class C Note Rate, (vi) with respect to the Class D Notes, the Class D Note Rate, (vii) with respect to the Class E Notes, the Class E Note Rate and (viii) with respect to the Class F Notes, the Class F Note Rate.

          Offering Circular shall mean the Confidential Offering Circular dated July 31, 1998, relating to the Notes.

          Officer's Certificate shall mean, unless otherwise specified, a certificate signed by any Authorized Officer of the party delivering such certificate, delivered to the Indenture Trustee and complying with the applicable requirements of Section 11.1 of the Indenture or, with respect to a transferee under Section 2.6(c) of the Indenture, complying with the requirements thereof.

          OID shall mean "original issue discount." A Note will have OID if its stated redemption price at maturity exceeds its issue price by more than a statutory de minimis amount.

          Opinion of Counsel shall mean one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be counsel for the Issuer or its affiliates.

          Optimal Principal Amount shall mean, with respect to any Payment Date, an amount equal to the sum of the following, without duplication:

          (i) for all Loans (other than Loans included in (iii)), an amount equal to scheduled monthly payments received on such Loans attributable to reductions in principal less advances of principal with respect thereto made with respect thereto for any prior Due Period;

          (ii) all advances of principal made by the Servicer with respect to such Due Period;

         (iii) for each prepaid Loan (or Repurchased Loan) for which a Prepayment Amount (or, with respect to a Repurchased Loan, the Repurchase Price therefor) has been received during the Prepayment Period and not distributed on any prior Payment Date, an amount equal to the Remaining Principal Payments of such Loan as of the date of prepayment (or repurchase); and

          (iv) all Principal Payments, Insurance Proceeds, Condemnation Proceeds and other moneys constituting principal in respect of the Loans (including, without limitation, Remaining Principal Payments in respect of prepaid or Defaulted Loans) received in the related Due Period and not included in (i) or (ii).

          Origination Date shall mean, with respect to a Loan, the date on which such Loan was originated.

          Outstanding shall mean, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

          (i) Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation;

          (ii) Notes for the payment of which money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the Holders of such Notes;

         (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered under the Indenture; and

          (iv) Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Notes have been issued as provided for in Section 2.8 of the Indenture;

provided, however, that in determining whether the Holders of Notes having the
--------  -------
requisite aggregate Percentage Interest have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture, Notes owned by the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor.

          Outstanding Notional Amount shall mean as of any date of determination with respect to the Class A-X Notes, the sum of the Aggregate Outstanding Principal Amount of the Notes and the Issuer Balance.

          Outstanding Principal Amount shall mean as of any date of determination, with respect to any Note, other than a Class A-X Note, the Initial Principal Amount thereof less any payment of principal on such Note and all Write-down Amounts attributable to such Note prior to such date of determination.

          P&I Advance shall mean an advance required to be made by the Servicer, subject to a recoverability determination within two Business Days following the Accounting Date, with respect to each Payment Date in an amount that is generally equal to the aggregate of all Scheduled Payments, due or deemed due, as the case may be, on or in respect of a Delinquent Loan during the related Due Period, in each case to the extent that such amount was not paid by or on behalf of the related Borrower as of the close of business on the Accounting Date for the related Payment Date. The Servicer will not be required to make any P&I Advances to the extent that the Servicer determines that the Servicer will not be able to recover the Reimbursements with respect to any such P&I Advances.

          Payment Date shall mean the fifteenth day of each month in each year, or if such day is not a Business Day, the next succeeding Business Day commencing September 15, 1998.

          Percentage Interest shall mean (i) with respect to each Class of Notes, other than the Class A-X Notes, a fraction, expressed as a percentage, the numerator of which is the Initial Aggregate Principal Amount of such Class of Notes and the denominator of which is the Initial Aggregate Principal Amount of all Notes, (ii) with respect to each Note, other than a Class A-X Note, a fraction, expressed as a percentage, the numerator of which is the Initial Principal Amount of such Note, and the denominator of which is the Initial Aggregate Principal Amount of all Notes of the same Class and (iii) with respect to a Class A-X Note, the percentage interest set forth on the face thereof.

          Periodic Filings shall mean any filings or submissions that the Issuer is required to make with any state or federal regulatory agency or under the Code.

          Person shall mean any legal person, including any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Plan shall mean any employee benefit plan subject to ERISA or plans or arrangements subject to Code Section 4975.

          Plan Asset Regulations shall mean the DOL final regulations concerning the definition of what constitutes the assets of a Plan for purposes of ERISA and the prohibited transaction provisions.

          Pooling Agreement shall mean the Pooling Agreement dated as of August 1, 1998 by and between the Issuer and the Certificate Trustee.

          PORTAL shall mean The PortalSM Market, a subsidiary of the Nasdaq Stock Market, Inc.

          Pre-Cut-Off Date Loan Payments shall mean all payments under the Loans (including all payments of principal and interest) due on and prior to the Cut-Off Date.

          Prepayment Amount shall mean as of any Determination Date (x) with respect to a prepaid Loan or a Defaulted Loan, an amount equal to the sum of (1) the Remaining Principal Payments of such Loan or Defaulted Loan, together with any other principal payments due on the Loan, (2) accrued interest on such Loan or Defaulted Loan to the date of prepayment, and (3) an amount equal to the Loan Yield Maintenance Amount, if any, with respect to such prepaid Loan or Defaulted Loan; and (y) with respect to a Repurchased Loan, an amount equal to the Repurchase Price for such Loan.

          Prepayment Discount Rate shall mean, with respect to a prepaid Loan, the discount rate utilized in calculating the Loan Yield Maintenance Amount for such Loan.

          Prepayment Period shall mean (i) with respect to the first Payment Date, the period from but excluding the Cut-Off Date through and including the last day of the related Due Period and (ii) with respect to each Payment Date after the first Payment Date, the related Due Period.

          Principal Balance shall mean with respect to any Note or Class of Notes, other than the Class A-X Notes, and any date of determination, the Initial Aggregate Principal Amount of such Note or Classes of Notes reduced by all distributions in respect of principal on such Note or Class of Notes and all Write-down Amounts allocated to such Notes or Class of Notes.

          Principal Payment shall mean, with respect to a Payment Date and a Loan, any payment of principal due in respect of such Loan in the related Due Period.

          Proceeding shall mean any suit in equity, action at law or other judicial or administrative proceeding.

          Promissory Note shall mean the promissory note executed by a Borrower as evidence of the obligation of such Borrower to repay funds borrowed by the Borrower from the Seller constituting a Loan, as such promissory note may be amended, extended, modified or renewed from time to time.

          Prospective Owner shall mean each prospective transferee of an interest in Notes.

          Purchase Agreement shall mean, with respect to the purchase and resale of the Notes, that certain Purchase Agreement between the Issuer and the Initial Purchaser relating thereto.

          QIBs shall mean "qualified institutional buyers" as defined in Rule 144A under the 1933 Act.

          Rated Final Distribution Date shall mean for each Class of Notes, May 15, 2002.

          Rating Agencies shall mean Standard & Poor's, DCR and Fitch IBCA.

          Record Date shall mean, with respect to a Payment Date, the last day of the immediately preceding calendar month.

          Recoveries shall mean for any Prepayment Period occurring after the date on which any Loan becomes a Defaulted Loan and with respect to such Defaulted Loan all payments or amounts received on or in respect of such Loan (whether in connection with the disposition of such Loan or any or the related Collateral or otherwise) during such Prepayment Period in respect of amounts then payable pursuant to such Defaulted Loan (including, without limitation, any amounts received by the Servicer or the Indenture Trustee in connection with the management or operation of any REO Property), net of out-of-pocket direct costs (exclusive of overhead) and expenses reasonably incurred by the Servicer, the Servicing Advisor or the Indenture Trustee in connection with any such payments or amounts and any preservation and disposition of the Loan or related Collateral.

          Register shall have the meaning specified in Section 2.6 of the Indenture.

          Registrar shall have the meaning specified in Section 2.6 of the Indenture.

          Reimbursement shall mean amount entitled to be recovered by the Servicer in respect of P&I Advances, equal to (i) the amount of any P&I Advance made by the Servicer and (ii) interest on such P&I Advance from the date it was made at the Reimbursement Rate.

          Reimbursement Rate shall mean a per annum rate equal to the "prime rate" published in the "Money Rates" section of The Wall Street Journal, as such "prime rate" may change from time to time.

          Remaining Average Life shall mean, with respect to a Loan on any date, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) the sum of the products obtained by multiplying (i) each remaining principal payment (but not interest thereon) by (ii) the number of years (calculated to the nearest one-twelfth year) which will elapse between the date of determination and the scheduled due date of such remaining principal payment by (b) the outstanding Principal Balance of the Loan.

          Remaining Principal Payments shall mean as of any date, with respect to any Loan or a Loan that is a Defaulted Loan, all scheduled Principal Payments with respect to such

Loan or Loan that is a Defaulted Loan that would be or become due on or after such date for such Loan or Loan that is a Defaulted Loan; provided, however,
                                                          --------  -------
that the Remaining Principal Payments of any Liquidated Loan shall be deemed to be zero.

          REO Properties shall mean collateral related to any Loan acquired by or on behalf of the Noteholders through foreclosure, deed in lieu of foreclosure or otherwise.

          Repurchase Option shall mean, with respect to any Loan which has become an Ineligible Loan, the right to require the Seller to repurchase such Loan for the Repurchase Price for such Loan, which right is granted in the Loan Sale and Purchase Agreement with respect to such Loan and is exercisable during the related Repurchase Option Period by written notice of election to exercise to the Seller.

          Repurchase Option Date shall mean the date upon which the Issuer delivers written notice to the Seller stating that one or more of the Seller's representations and warranties with respect to a Loan set forth in the Loan Sale and Purchase Agreement were inaccurate in a material and adverse respect on the date and time in which such representations and warranties were made.

          Repurchase Option Period shall mean, with respect to any Repurchase Option, the period commencing on the Repurchase Option Date and terminating on the earliest of (i) the date that the Seller assigns to the Grantor Trust a Loan meeting the requirements established for a substituted Loan in exchange for the Loan subject to the Repurchase Option; (ii) the date such breached representations and warranties are cured to the reasonable satisfaction of the Issuer; and (iii) the date which is 90 days from the Repurchase Option Date.

          Repurchase Price shall mean, with respect to any Loan which is repurchased in accordance with the Loan Sale and Purchase Agreement, an amount equal to the then outstanding principal amount of such Loan plus any unpaid interest thereon that has accrued at the Loan Rate to the date of repurchase and any unreimbursed P&I Advances or Servicing Advances and accrued interest thereon at the Reimbursement Rate.

          Repurchased Loan shall mean any Loan repurchased by the Seller for the Repurchase Price in accordance with the Loan Sale and Purchase Agreement and shall be treated as a prepaid Loan for purposes of the Indenture.

          Reserve Account shall mean the account by that name created, maintained and disbursed, from time to time, pursuant to Article V of the Indenture.

          Reserve Deposit Amount shall mean $100,000.

          Restaurant Borrower shall mean the Borrower of a Restaurant Loan, and its successors and assigns.

          Restaurant Business shall mean a retail business that operates a quick service or casual dining restaurant business.

          Restaurant Loan shall mean each Loan made or acquired by the Seller to a Restaurant Borrower that operates a Restaurant Business which Loans are evidenced by a Promissory Note owned by the Issuer listed on the List of Loans as a Restaurant Loan and granted and delivered to the Indenture Trustee under the Indenture as security for the Notes.

          Rule 144A Information shall mean the information requested by prospective purchasers necessary to satisfy the requirements of Rule 144A under the 1933 Act.

          Scheduled Payment shall mean, with respect to a Payment Date and a Loan, the sum of the scheduled principal payments and interest payments, if any, due from the Borrower in respect of such Loan in the related Due Period in accordance with the terms of the related Loan Documents.

          Secured Party shall, with respect to any Loan, have the meaning accorded to such term in the Loan Documents for such Loan.

          Security Agreement shall mean, with respect to a Loan, the Security Agreement included in the Loan Documents in respect of such Loan.

          Seller shall mean Atherton Capital Incorporated, a Delaware corporation.

          Senior Notes shall mean the Class A-1 Notes, the Class A-2 Notes, the Class B Notes, the Class C Notes, and the Class D Notes.

          Servicer shall mean Mellon Mortgage Company in its capacity as servicer under the Servicing Agreement, together with its subservicers, successors and assigns as permitted thereunder.

          Servicer Report Date shall mean, with respect to a Payment Date, the fifth Business Day preceding such Payment Date.

          Servicer's Certificate shall mean a certificate to be provided by the Servicer in accordance with Section 3.1 of the Servicing Agreement and signed by an Authorized Officer of the Servicer and furnished to the Issuer and the Indenture Trustee by the Servicer.

          Servicing Advances shall mean funds advanced by the Servicer or the Servicing Advisor in respect of expenses in connection with the Loans (whether for maintaining insurance, protecting or maintaining Collateral, or otherwise).

          Servicing Advisor shall mean Atherton Capital Incorporated, a Delaware corporation, in its capacity as servicing advisor under the Servicing Agreement, together with its subservicers, successors and assigns as permitted thereunder.

          Servicing Advisor Fee shall mean the fee payable to the Servicing Advisor pursuant to the Servicing Agreement which for any Payment Date shall mean an amount equal to one twelfth of the product of (a) ***/7/ and (b) the Aggregate Outstanding Principal Amount of the Loans for such Payment Date.

          Servicing Agreement shall mean the Servicing and Custodial Agreement, dated as of August 1, 1998, by and among the Certificate Trustee, the Indenture Trustee, the Custodian, the Servicer and the Servicing Advisor wherein the Servicer and the Servicing Advisor agreed to provide administrative, servicing and collection supervision services in respect of the Loans for the benefit of the Noteholders.

          Servicing Fee shall mean the fee payable to the Servicer pursuant to the Servicing Agreement which for any Payment Date shall mean an amount equal to the sum of (i) one twelfth of the product of (x) the Servicing Fee Rate and (y) the Aggregate Outstanding Principal Amount of the Loans for such Payment Date, plus (ii) Late Payment Charges, if any, received during the related Prepayment Period with respect to the Loan plus (iii) plus amounts in respect of Servicing Advances in respect of the Loan, if any, during the related Prepayment Period that are reimbursable pursuant to the Servicing Agreement, plus any Reimbursements of P&I Advances.

          Servicing Fee Rate shall mean *** per annum.

          Servicing Standard shall mean such customary, prudent and usual procedures of financial institutions which service loans similar to the Loans and to the extent more exacting, the procedures which the Servicer would use if the Loans were owned by the Servicer.

          SMMEA shall mean the Secondary Mortgage Market Enhancement Act of
1984.

          Specially Serviced Loan shall mean (i) a Loan which is a Delinquent Loan for a period of 60 consecutive days and (ii) a Loan with respect to which the related Borrower is a debtor in any proceeding under any Bankruptcy Law.

          Specialty Retail Borrower shall mean the Borrower of a Specialty Retail Loan and its successor and assigns.

          Specialty Retail Business shall mean a retail business that sells quick lube and automotive maintenance services.

          Specialty Retail Loan shall mean each Loan made by the Seller to an Specialty Retail Borrower that operates an Specialty Retail Business, which Loans are evidenced by a

--------------
       /7/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

Promissory Note owned by the Issuer listed on the List of Loans as an Specialty Retail Loan and delivered to the Indenture Trustee under the Indenture as security for the Notes.

          Standard & Poor's or S&P shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

          State shall mean any one of the states of the United States of America, or the District of Columbia.

          Super-Majority-in-Interest shall mean Holders of Notes representing in excess of sixty-six and two-thirds percent (66 2/3 %) of the Percentage Interests of the Notes.

          Tax Counsel shall mean Dewey Ballantine LLP, as special tax counsel to the Issuer.

          Third Party Pledgee shall have the meaning accorded such term in "Risk Factors--The Loans--Cross-Collateralization Considerations" in the Offering Circular.

          Title Insurance Policy shall mean, with respect to a particular Mortgaged Property, an ALTA (extended coverage) Loan Title Insurance Policy or Policies or other title insurance (including all riders or endorsements thereto) containing no survey exceptions and insuring the Seller that the Mortgage constitutes a valid first lien on the Mortgaged property, subject to permitted encumbrances.

          Total Weighted Average Rate shall mean, for any Accrual Period, a per annum rate equal to (a) the sum of (i) the sum of the products of the Aggregate Outstanding Principal Amount of each Class of Notes, other than the Class A-X Notes, multiplied by the related Note Rate and (ii) and the product of the Issuer Balance multiplied by the Issuer Rate, divided by (b) the sum of the Aggregate Outstanding Principal Amount of the Notes and the Issuer Balance.

          Transfer shall mean an event by which a Note is sold, pledged, hypothecated or otherwise transferred.

          Trustee Fee shall mean the fee payable to the Indenture Trustee pursuant to the Indenture which for any Payment Date shall be an amount equal to one-twelfth of the product of (x) the Trustee Fee Rate and (y) the Aggregate Outstanding Principal Amount of the Loans for such Payment Date.

          Trustee Fee Rate shall mean ***/8/ per annum.

-----------------------
         /8/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

          Trust Estate shall mean the Loans and other Collateral deposited in the Grantor Trust by the Depositor.

          Trust Office shall mean the office of the Indenture Trustee located at 4 Albany Street, New York, New York 10006, as such location may be changed from time to time in accordance with the Indenture.

          UCC shall mean Uniform Commercial Code.

          Underwriting Guidelines shall mean, with respect to the Seller and a Loan, the underwriting guidelines of the Seller under which the Loan was originated.

          Unit FCR, with respect to any Loan, shall mean the FCR of the financed franchise unit.

          WAPT Rate shall mean with respect to any Accrual Period, a per annum rate equal to (i) (a) the sum of the products of the Outstanding Principal Balance of each Loan multiplied by the related Loan Rate in respect of such Accrual Period, divided by (b) the Aggregate Outstanding Principal Balance of the Loans, less (ii) the sum of (a) the Trustee Fee Rate and (b) the Servicing Fee Rate.

          Write-down Amount shall mean, with respect to any Net Loss incurred in respect of any Liquidated Loan, the amount by which (a) the sum of the Aggregate Outstanding Principal Amount of the Notes and the Issuer Balance is greater than
(b) the Aggregate Outstanding Principal Amount of the Loans.

          Yield Maintenance Available Funds shall mean, with respect to any Prepayment Period, all Loan Yield Maintenance Amounts collected in the Collection Account during such Prepayment Period.

          Zoning Laws shall mean, with respect to any Borrower and franchise unit, the applicable building and zoning ordinances and codes affecting such franchise unit.
                                     A-26